Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[_]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]	Definitive Proxy Statement
[_]	Definitive Additional Materials
[_]	Soliciting Material Under Rule 14a-12

Genius Brands International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
__________________________________________________________

2)	Aggregate number of securities to which transaction applies:
__________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
__________________________________________________________

4)	Proposed maximum aggregate value of transaction:
__________________________________________________________

5)	Total fee paid:
__________________________________________________________

[_]	Fee paid previously with preliminary materials.
[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

1)	Amount previously paid:
__________________________________________________________

2)	Form, Schedule or Registration Statement No:
__________________________________________________________

3)	Filing party:
__________________________________________________________

4)	Date Filed:
__________________________________________________________

[         ], 2020

To Our Stockholders:

You are cordially invited to attend the 2020 annual meeting of stockholders of Genius Brands International, Inc., a Nevada corporation (the “Company”), to be held at 10:00 a.m., Pacific Daylight Time, on Friday, May 15, 2020. As a result of the public health and travel risks and concerns due to COVID-19, this year’s meeting will be a virtual meeting via live webcast on the internet. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/GNUS2020.

You will not be able to attend the annual meeting in person.

Details regarding the annual meeting, the business to be conducted at the annual meeting, and information about the Company that you should consider when you vote your shares are described in this proxy statement.

At the annual meeting, seven persons will be elected to our Board of Directors. In addition, we will ask stockholders approve the following proposals:

1.	To authorize and approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock upon conversion, exercise, exchange or otherwise pursuant to the terms of that certain Securities Purchase Agreement dated March 11, 2020 by and among Genius Brands International, Inc. and the investors listed on the Schedule of Buyers thereto, and the related convertible notes and warrants to purchase common stock issued to the investors pursuant thereto and the warrants to purchase common stock issued to the placement agent (including upon the operation of anti-dilution provisions, voluntary adjustment provisions and/or the reduction of conversion prices and exercise prices);

2.	To authorize and approve, for purposes of complying with Nasdaq Listing Rule 5635(c), the issuance of shares of our Common Stock upon conversion, exercise, exchange or otherwise to Andy Heyward, our Chairman of the Board of Directors and Chief Executive Officer, pursuant to the terms of that certain Securities Purchase Agreement described above, and the related convertible notes and warrants to purchase common stock issued pursuant thereto (including upon the operation of anti-dilution provisions, voluntary adjustment provisions and/or the reduction of conversion prices and exercise prices);

3.	To approve a proposed amendment to the Genius Brands International, Inc. Articles of Incorporation, as amended, to increase the authorized number of shares of Genius Brands International, Inc. common stock from 233,333,334 to 500,000,000;

4.	To ratify the selection of Squar Milner LLP as the Company’s independent auditors for our fiscal year ending December 31, 2020; and

5.	To approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement.

The Board of Directors recommends the approval of each of the proposals. Such other business will be transacted as may properly come before the annual meeting.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either during the annual meeting or by proxy. You may vote over the Internet or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of the Company. We look forward to seeing you at the annual meeting.

Sincerely,

/s/ Andy Heyward
Andy Heyward
Chief Executive Officer

[               ], 2020

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

TIME: 10:00 a.m. Pacific Daylight Time

DATE: Friday, May 15, 2020

ACCESS: www.virtualshareholdermeeting.com/GNUS2020

This year’s annual meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/GNUS2020 and entering the control number included in the Notice of Internet Availability or proxy card that you receive.

PURPOSES:

1.	To elect seven directors to serve one-year terms expiring in 2020;

2.	To authorize and approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock upon conversion, exercise, exchange or otherwise pursuant to the terms of that certain Securities Purchase Agreement dated March 11, 2020 by and among Genius Brands International, Inc. and the investors listed on the Schedule of Buyers thereto, and the related convertible notes and warrants to purchase common stock issued to the investors pursuant thereto and the warrants to purchase common stock issued to the placement agent (including upon the operation of anti-dilution provisions, voluntary adjustment provisions and/or the reduction of conversion prices and exercise prices);

3.	To authorize and approve, for purposes of complying with Nasdaq Listing Rule 5635(c), the issuance of shares of our Common Stock upon conversion, exercise, exchange or otherwise to Andy Heyward, our Chairman of the Board of Directors and Chief Executive Officer, pursuant to the terms of that certain Securities Purchase Agreement described in Proposal No. 2, and the related convertible notes and warrants to purchase common stock issued pursuant thereto (including upon the operation of anti-dilution provisions, voluntary adjustment provisions and/or the reduction of conversion prices and exercise prices);

4.	To approve a proposed amendment to the Genius Brands International, Inc. Articles of Incorporation, as amended, to increase the authorized number of shares of Genius Brands International, Inc. common stock from 233,333,334 to 500,000,000;

5.	To ratify the appointment of Squar Milner LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

6.	To approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement; and

7.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Genius Brands International Inc.’s common stock at 5:00 p.m. Pacific Daylight Time on March 28, 2020. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 190 N. Canon Drive, 4th Floor, Beverly Hills, California 90210.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and submit your proxy by the Internet or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael Jaffa
Michael Jaffa
Corporate Secretary

TABLE OF CONTENTS

PAGE
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	7
MANAGEMENT AND CORPORATE GOVERNANCE	10
EXECUTIVE OFFICER AND DIRECTOR COMPENSATION	16
EQUITY COMPENSATION PLAN INFORMATION	20
REPORT OF AUDIT COMMITTEE	21
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	22
ELECTION OF DIRECTORS (PROPOSAL NO. 1)	23
APPROVAL OF ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION, EXERCISE , EXCHANGE OR OTHERWISE IN FINANCING TRANSACTION (PROPOSAL NO. 2)	24
APPROVAL OF ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION, EXERCISE , EXCHANGE OR OTHERWISE TO ANDY HEYWARD IN FINANCING TRANSACTION (PROPOSAL NO. 3)	37
APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION (PROPOSAL NO. 4)	39
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL NO. 5)	42
ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT (PROPOSAL NO. 6)	44
CODE OF CONDUCT AND ETHICS	45
OTHER MATTERS	45
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR	45
Appendix A	A-1
Appendix B	B-1

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PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

Genius Brands International, Inc.

190 N. Canon Drive, 4th Floor

Beverly Hills, CA 90210

PROXY STATEMENT FOR GENIUS BRANDS INTERNATIONAL, INC.

2020 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2020

This proxy statement, along with the accompanying Notice of 2020 Annual Meeting of Stockholders, contains information about the 2020 annual meeting of stockholders of Genius Brands International, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 10:00 a.m. Pacific Daylight Time, on Friday, May 15, 2020.

You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/GNUS2020. You will not be able to attend the annual meeting in person.

In this proxy statement, we refer to Genius Brands International, Inc. as “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.

On or about [        ], 2020, we began sending this proxy statement, the attached Notice of Annual Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the annual meeting.

Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2019 annual report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2019.

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PRELIMINARY COPY - SUBJECT TO COMPLETION

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON MAY 15, 2020

This proxy statement and our 2019 annual report on Form 10-K are available for viewing, printing and downloading at www.gnusbrands.com/investor-relations. To view these materials please have your 12-digit control number(s) available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2019 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investor Relations” section of our website at www.gnusbrands.com. You may also obtain a printed copy of our annual report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Genius Brands International, Inc., 190 N. Canon Drive, 4th Floor, Beverly Hills, California 90210. Exhibits will be provided upon written request and payment of an appropriate processing fee.

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IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors (the “Board”) of Genius Brands International, Inc. is soliciting your proxy to vote at the 2020 annual meeting of stockholders to be held at 190 N. Canon Drive, 4th Floor, Beverly Hills, California 90210, on Friday, May 15, 2020 at 10:00 a.m. Pacific Daylight Time (“PDT”), and any adjournments of the meeting, which we refer to as the annual meeting. The proxy statement along with the accompanying Notice of 2020 Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of 2020 Annual Meeting of Stockholders, the proxy card and a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2019 because you owned shares of Genius Brands International, Inc.’s common stock on the record date. The Company intends to commence distribution of the proxy materials to stockholders on or about [        ], 2020.

Why are you holding a virtual Annual Meeting?

Due to the emerging public health impact of COVID-19 and to support the health and well-being of our stockholders, this year’s annual meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the annual meeting so they can ask questions of our board of directors or management, as time permits. It is the present expectation of the board of directors that future annual meetings will have an in-person format.

What happens if there are technical difficulties during the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual annual meeting, voting at the annual meeting or submitting questions at the annual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Who Can Vote?

Only stockholders of record who owned our common stock, par value $0.001 per share (the “Common Stock”), at 5:00 p.m. PDT on March 28, 2020 will be entitled to vote at the annual meeting. On this record date, there were 29,592,229 shares of our common stock outstanding and entitled to vote. Our Common Stock is our only class of voting stock.

If on March 28, 2020 your shares of our common stock were registered directly in your name with our transfer agent, VStock Transfer LLC, then you are a stockholder of record.

If on March 28, 2020 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our Common Stock that you own entitles you to one vote.

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How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted for or withheld for each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, VStock Transfer LLC, or you have stock certificates registered in your name, you may vote:

•	By Internet. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote by Internet.

•	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

•	During the meeting. If you attend the meeting by visiting www.virtualshareholdermeeting.com/GNUS2020, you may vote and submit questions during the annual meeting (have your Notice or proxy card in hand when you visit the website).

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time on May 14, 2020. Telephone and Internet voting facilities for beneficial holders will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time on May 14, 2020.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares during the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

How does the Board of Directors Recommend that I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of the nominees for director;

•	“FOR” the authorization and approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance of shares of our Common Stock upon conversion, exercise, exchange or otherwise pursuant to the terms of that certain Securities Purchase Agreement dated March 11, 2020 by and among Genius Brands International, Inc. and the investors listed on the Schedule of Buyers thereto, and the related convertible notes and warrants to purchase common stock issued to the investors pursuant thereto and the warrants to purchase common stock issued to the placement agent (including upon the operation of anti-dilution provisions, voluntary adjustment provisions and/or the reduction of conversion prices and exercise prices);

•	“FOR” the authorization and approval, for purposes of complying with Nasdaq Listing Rule 5635(c), of the issuance of shares of our Common Stock upon conversion, exercise, exchange or otherwise to Andy Heyward, our Chairman of the Board of Directors and Chief Executive Officer, pursuant to the terms of that certain Securities Purchase Agreement described above, and the related convertible notes and warrants to purchase common stock issued to the investors pursuant thereto (including upon the operation of anti-dilution provisions, voluntary adjustment provisions and/or the reduction of conversion prices and exercise prices);

2

•	“FOR” the amendment to the Genius Brands International, Inc. Articles of Incorporation, as amended;

•	“FOR” the ratification of the selection of Squar Milner LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019; and

•	“FOR” the approval of, on an advisory basis, compensation of our named executive officers, as disclosed in this proxy statement.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by Internet as instructed above;

•	by notifying Genius Brands International, Inc.’s Corporate Secretary in writing before the annual meeting that you have revoked your proxy; or

•	by attending the annual meeting and voting. Attending the annual meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on certain of the proposals set forth in this proxy statement without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

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Proposal 2: Approve the Issuance of Shares of our Common Stock in the Financing Transaction	The affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the annual meeting is required to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance, under the terms of that certain Securities Purchase Agreement dated March 11, 2020, by and among Genius Brands International, Inc. and the investors thereto, and related documents, of shares of our Common Stock underlying convertible notes and warrants issued by us and the warrants issued to the placement agent (including upon the operation of “full-ratchet” anti-dilution provisions, voluntary adjustment provisions and/or the reduction of conversion prices and exercise prices, contained in such convertible notes and warrants). Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Approve the Issuance of Shares of our Common Stock in the Financing Transaction to one of our Directors and Officers	The affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the annual meeting is required to approve, in accordance with Nasdaq Listing Rule 5635(c), the issuance, under the terms of that certain Securities Purchase Agreement described above, and related documents, of shares of our Common Stock underlying convertible notes and warrants issued by us (including upon the operation of “full-ratchet” anti-dilution provisions, voluntary adjustment provisions and/or the reduction of conversion prices and exercise prices, contained in such convertible notes and warrants). Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Approve Amendment to Genius Brands International, Inc. Articles of Incorporation	The affirmative vote of a majority of our total issued and outstanding voting capital stock is required to approve the amendment to the Genius Brands International, Inc. Articles of Incorporation, as amended, to increase our authorized shares from 233,333,334 to 500,000,000. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Proposal 5: Ratify Selection of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Squar Milner LLP as our independent registered public accounting firm for 2020, our Audit Committee of our Board of Directors will reconsider its selection.

Proposal 6: Approve an Advisory Vote on the Compensation of our Named Executive Officers	The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

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Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our inspectors of election, VStock Transfer LLC, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or otherwise provide.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The annual meeting will be held at 10:00 a.m., PDT, on Friday, May 15, 2020. This year, our annual meeting will be held in a virtual meeting format only. To attend the virtual annual meeting, go to www.virtualshareholdermeeting.com/GNUS2020 shortly before the meeting time, and follow the instructions for downloading the Webcast. If you miss the annual meeting, you can view a replay of the Webcast at www.virtualshareholdermeeting.com until May 15, 2021. You need not attend the annual meeting in order to vote.

Householding of Annual Disclosure Documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, VStock Transfer LLC, by calling their toll free number, 1-855-987-8625.

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If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of the Company’s proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Company stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

If your Company shares are registered in your own name, please contact our transfer agent, VStock Transfer LLC, and inform them of your request by calling them at 1-855-987-8625 or writing them at VStock Transfer LLC, 18 Lafayette Place, Woodmere, NY 11598.

•	If a broker or other nominee holds your Company shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save the Company the cost of producing and mailing these documents by:

•	following the instructions provided on your Notice or proxy card; or

•	following the instructions provided when you vote over the Internet at www.vstocktransfer.com/proxy

6

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the beneficial ownership of shares of our $0.001 par value common stock as of March 30, 2020, known by us through transfer agent and other records held by: (i) each person who beneficially owns 5% or more of the shares of common stock then outstanding; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all of our current directors and executive officers as a group.

The information in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Exchange Act. To our knowledge and unless otherwise indicated, each stockholder has sole voting power and investment power over the shares listed as beneficially owned by such stockholder, subject to community property laws where applicable. Percentage ownership is based on 25,592,229 shares of common stock outstanding as of March 30, 2020. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o 190 N. Canon Drive, Floor 4, Beverly Hills, CA 90210.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (1)
Directors and Named Executive Officers
Andy Heyward	3,019,949	(2)	9.99%
Robert L. Denton	71,726	(12)	*
Michael Klein	175,000	(17)	*
Joseph “Gray” Davis	13,335	(3)	*
P. Clark Hallren	13,335	(3)	*
Michael Jaffa	71,726	(13)	*
Margaret Loesch	13,335	(3)	*
Lynne Segall	13,335	(3)	*
Anthony Thomopoulos	13,450	(4)	*

All current executive officers and directors as a group (consisting of 9 persons)	3,436,506		11.24%

5% Stockholders
A Squared Holdings LLC	990,728		3.35%
Silverado Holdings LDC. (5)	1,590,476	(6)	5.37%
Brio Capital Investment Group, LLC (7)	3,154,958	(8)	9.99%
Brio Select Opportunities Fund, LP (7)	3,285,639	(9)	9.99%
Anson Investments Master Fund, LP (10)	2,631,776	(11)	8.89%
Leister Capital Limited (18)	1,585,714	(19)	5.02%
Hana Resources (BAHAMAS) LTD. (20)	1,585,714	(21)	5.02%
Iroquois Master Fund Ltd. (14)	3,174,534	(15)	9.69%
Iroquois Capital Investment Group, LLC (14)	3,283,066	(16)	9.99%
L1 Capital Global (22)	3,238,445	(23)	9.99%

___________________

* Indicates ownership less than 1%

(1)	Applicable percentage ownership is based on 25,592,229 shares of common stock outstanding as of March 30, 2020, together with securities exercisable or convertible into shares of common stock within 60 days of March 30, 2020. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of March 30, 2020 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

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(2)	Consists of (i) 990,728 shares of common stock held by A Squared Holdings LLC over which Andy Heyward holds sole voting and dispositive power; (ii) 1,377,237 shares of common stock held by Andy Heyward; (iii) 1,234 shares held by Heyward Living Trust; (iv) 448,750 options to acquire shares of common stock issuable now or within 60 days of March 30, 2020 upon the exercise of stock options; (v) 202,000 of the 476,190 shares of common stock issuable upon conversion of 100 shares of the Company’s Series A Convertible Preferred Stock which may not be converted to the extent that the holder or any of its affiliates would own more than 9.99%. Accordingly, 274,190 shares upon the conversion of the Company’s Series A Convertible Preferred Stock are not included. Also not included in the calculation are 912,409 shares of common stock issuable upon the conversion of the $1,250,000 of Senior Convertible Notes. The Senior Convertible Notes may not be converted to the extent that the holder or any of its affiliates would own more than 4.99% of the outstanding common stock of the Company after such conversion. In addition not included in the calculation are, 3,119,048 shares issuable upon exercise of warrants held by Andy Heyward. The warrants may not be exercised to the extent that the holder or any of its affiliates would own more than 4.99% of the outstanding common stock of the Company after such exercise. The number of shares deemed beneficially owned is limited accordingly.

(3)	Consists of 13,335 shares of common stock issuable now or within 60 days of March 30, 2020 upon the exercise of stock options granted.

(4)	Consists of (i) 115 shares of common stock and (ii) 13,335 shares of common stock issuable now or within 60 days of March 30, 2020 upon the exercise of stock options granted to Mr. Thomopoulos.

(5)	The address of this beneficial owner is Omar Hodge Bldg. 2nd Floor, Tortola, BVI. Silverado Holdings LDC has the sole voting and dispositive power over the shares.

(6)	Consists of 1,590,476 shares of common stock. Not included are 50,000 shares issuable upon exercise of warrants. The warrants may not be exercised to the extent that the holder or any of its affiliates would own more than 4.99% of the outstanding common stock of the Company after such exercise. The number of shares deemed beneficially owned is limited accordingly.

(7)	The address of this beneficial owner is 100 Merrick Road, Suite, 401 W. Rockville Center, NY 11570. Brio Capital Master Fund Ltd. and Brio Select Opportunities Fund, LP has sole voting and dispositive power over the shares.

(8)	Includes: (i) 1,168,224 shares of common stock, (iii) 476,734 shares upon the conversion of the $653,125 of Senior Convertible Notes and (iii) warrants which are exercisable into 1,510,000 shares of common stock held by Brio Capital Master Fund Ltd. The Senior Convertible Notes may not be converted to the extent that the holder or any of its affiliates would own more than 9.99% of the outstanding common stock of the Company after such conversion. The warrants may not be exercised to the extent that the holder or any of its affiliates would own more than 9.99% of the outstanding common stock of the Company after such exercise. Accordingly, not included are 1,600,119 shares of common stock issuable upon exercise of certain warrants held by Brio Capital Master Fund Ltd. Also not included are 966,667 of shares of common stock issuable upon the exercise of other certain warrants. These warrants may not be exercised to the extent that the holder or any of its affiliates would own more than 4.99% of the outstanding common stock of the Company after such exercise. The number of shares deemed beneficially owned is limited accordingly.

(9)	Includes: (i) 800,637 shares upon the conversion of the $1,096,875 of Senior Convertible Notes held by Brio Select Opportunities Fund, LP and (iii) 2,485,000 warrants which are exercisable into shares of common stock. The Senior Convertible Notes may not be converted to the extent that the holder or any of its affiliates would own more than 9.99% of the outstanding common stock of the Company after such conversion. The warrants may not be exercised to the extent that the holder or any of its affiliates would own more than 9.99% of the outstanding common stock of the Company after such exercise. Accordingly, not included are 2,738,214 shares of common stock issuable upon exercise of certain warrants held by Brio Select Opportunities Fund, LP. The number of shares deemed beneficially owned is limited accordingly.

(10)	The address of this beneficial owner is 155 University Avenue, Suite 207, Toronto, Ontario, Canada, M5H 3B7. Anson Investments Master Fund LP has sole voting and dispositive power over the shares.

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(11)	Includes 2,631,776 shares of common stock owned by Anson Investments Master Fund LP. Not included are 2,737,226 shares of common stock issuable upon the conversion of $3,750,000 of Senior Convertible Notes and 21,790,512 shares of common stock issuable upon exercise of certain warrants. The Convertible Notes may not be converted to the extent that the holder or any of its affiliates would own more than 4.99% of the outstanding common stock of the Company after such conversion. The warrants may not be exercised to the extent that the holder or any of its affiliates would own more than 4.99% of the outstanding common stock of the Company after such exercise. The number of shares deemed beneficially owned is limited accordingly.

(12)	Consists of 71,726 shares of common stock issuable upon exercise of stock options granted to Mr. Denton on June 7, 2018 and 15,000 shares of common stock issuable upon exercise of stock options granted to Mr. Denton on March 7, 2019.

(13)	Consists of 71,726 shares of common stock issuable upon exercise of stock options granted to Mr. Jaffa on June 7, 2018 and 15,000 shares of common stock issuable upon exercise of stock options granted to Mr. Jaffa on March 7, 2019.

(14)	The address of this beneficial owner is 205 East 42nd Street, 20th Floor, New York, New York 10017. Based on the Schedule 13G jointly filed with the SEC by Iroquois Master Fund Ltd, and Iroquois Capital Investments Group, LLC L.L.C. (“Iroquois”), Richard Abbe and Kimberly Page on February 14, 2019.

(15)	Consists of 319,343 shares of common stock issuable upon the conversion of $437,500 of Senior Secured Convertible Notes and (iii) 2,855,191 shares of common stock issuable upon the exercise of certain warrants held by Iroquois Master Fund Ltd. The Senior Secured Convertible Notes may not be converted to the extent that the holder or any of its affiliates would own more than 9.99% of the outstanding common stock of the Company after such conversion. Certain of the warrants may not be exercised to the extent that the holder or any of its affiliates would own more than 4.99% of the outstanding common stock of the Company after such exercise. Certain other warrants may not be exercised to the extent that the holder or any of its affiliates would own more than 9.99% of the outstanding common stock of the Company after such exercise.

(16)	Consists of (i) 593,066 shares of common stock issuable upon the conversion of $812,500 of Senior Secured Convertible Notes and (ii) 535,000 shares of common stock issuable upon the exercise of certain warrants held by Iroquois Capital Investments Group, LLC. The Senior Secured Convertible Notes may not be converted to the extent that the holder or any of its affiliates would own more than 9.99% of the outstanding common stock of the Company after such conversion. Certain of the warrants may not be exercised to the extent that the holder or any of its affiliates would own more than 4.99% of the outstanding common stock of the Company after such exercise. (iii) 1,510,000 shares of common stock issuable upon the exercise of certain other warrants held by Iroquois Capital Investments Group, LLC. Certain other warrants may not be exercised to the extent that the holder or any of its affiliates would own more than 9.99% of the outstanding common stock of the Company after such exercise. Accordingly, 1,600,119 shares of common stock issuable upon the exercise of certain other warrants were not included in the calculation. The number of shares deemed beneficially owned is limited accordingly.

(17)	Consists of 55,000 shares of common stock and 120,000 shares of common stock issuable upon exercise of certain warrants.

(18)	The address of this beneficial owner is Omar Hodge Building 2nd Floor, Tortola, BVI. Leister Capital Limited has sole voting and dispositive power over the shares.

(19)	Consists of 1,585,714 shares of common stock.

(20)	The address of this beneficial owner is Winterbotham Place Marlborough And Queens Streets, Nassau, Bahamas. Hana Resources (BAHAMAS), LTD has sole voting and dispositive power over the shares.

(21)	Consists of 1,585,714 shares of common stock.

(22)	The address of this beneficial owner is 161 A Shedden Road, 1 Artillery Court PO Box 10085 Grand Cayman KY1-1001 Cayman Islands. LI Capital Global Opportunities Master Fund has sole voting and dispositive power over the shares.

(23)	Consists of (i) 547,445 shares of common stock issuable upon the conversion of $750,000 of Senior Secured Convertible Notes and (ii) 2,736,000 shares of common stock issuable upon the exercise of warrants held by LI Capital Global Opportunities Master Fund. The Senior Secured Convertible Notes may not be converted to the extent that the holder or any of its affiliates would own more than 9.99% of the outstanding common stock of the Company after such conversion. The warrants may not be exercised to the extent that the holder or any of its affiliates would own more than 9.99% of the outstanding common stock of the Company after such exercise. Accordingly, 835,429 shares of common stock issuable upon the exercise of certain other warrants were not included in the calculation. The number of shares deemed beneficially owned is limited accordingly.

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MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Our Bylaws provide that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors are elected at each annual meeting of the shareholders to hold office until the next annual meeting.

On March 30, 2020, our Board of Directors accepted the recommendation of the Nominating Committee and voted to nominate the names set forth below for election at the annual meeting to serve for a term until the 2021 annual meeting of stockholders, and until their respective successors have been elected and qualified, or until the death, resignation, or removal of any director pursuant to the Bylaws.

Set forth below are the names of the persons nominated for election as directors, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position
Andy Heyward	71	Chief Executive Officer and Chairman of the Board of Directors
Joseph “Gray” Davis *	77	Director
P. Clark Hallren *	58	Director
Michael Klein *	72	Director
Margaret Loesch *	74	Director
Lynne Segall*	67	Director
Anthony Thomopoulos *	82	Director

_______________

* Denotes directors who are “independent” under applicable SEC and Nasdaq rules.

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, our Board of Directors has determined that the following members of the Board of Directors are “independent directors” as defined by the Nasdaq Marketplace Rules: Joseph “Gray” Davis, P. Clark Hallren, Michael Klein, Margaret Loesch, Lynne Segall and Anthony Thomopoulos.

On March 19, 2020, Bernard Cahill, due to personal reasons, decided he could no longer maintain his position as a member of the Board and as a member of the Audit Committee of the Board, and departed effective as of that date. Mr. Cahill’s departure was not as a result of any disagreement with the Company on any matters related to the Company’s operations, policies or practices. The Board of Directors determined that Mr. Cahill was an “independent director” as defined by the Nasdaq Marketplace Rules.

Andy Heyward, 71, has been the Company’s Chief Executive Officer since November 2013 and the Company’s Chairman of the Board since December 2013. Mr. Heyward co-founded DIC Animation City in 1983 and served as its Chief Executive Officer until its sale in 1993 to Capital Cities/ ABC, Inc. which was eventually bought by The Walt Disney Company in 1995. Mr. Heyward ran the company while it was owned by The Walt Disney Company until 2000 when Mr. Heyward purchased DIC Entertainment L.P. and DIC Productions L.P, corporate successors to the DIC Animation City business, with the assistance of Bain Capital and served as the Chairman and Chief Executive Officer of their acquiring company DIC Entertainment Corporation, until he took the company public on the AIM. He sold the company in 2008. Mr. Heyward co-founded A Squared Entertainment LLC in 2009 and has served as its Co-President since inception. Mr. Heyward earned a Bachelor of Arts degree in Philosophy from UCLA and is a member of the Producers Guild of America, the National Academy of Television Arts and the Paley Center (formerly the Museum of Television and Radio). Mr. Heyward gave the Commencement address in 2011 for the UCLA College of Humanities and was awarded the 2002 UCLA Alumni Association’s Professional Achievement Award. He has received multiple Emmys and other awards for Children’s Entertainment. He serves on the Board of Directors of the Cedars Sinai Medical Center. Mr. Heyward has produced over 5,000 half hour episodes of award winning entertainment, among them Inspector Gadget; The Real Ghostbusters; Strawberry Shortcake; Care Bears; Alvin and the Chipmunks; Hello Kitty’s Furry Tale Theater; The Super Mario Brothers Super Show; The Adventures of Sonic the Hedgehog; Sabrina The Animated Series; Captain Planet and the Planeteers; Liberty’s Kids, and many others. Mr. Heyward was chosen as a director because of his extensive experience in children’s entertainment and as co-founder of A Squared Entertainment.

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Joseph “Gray” Davis, 77, has been a Director of the Company since December 2013. Mr. Davis served as the 37th governor of California from 1998 until 2003. Mr. Davis currently serves as “Of Counsel” in the Los Angeles, California office of Loeb & Loeb LLP. Mr. Davis has served on the Board of Directors of DIC Entertainment and is a member of the bi-partisan Think Long Committee, a Senior Fellow at the UCLA School of Public Affairs and Co-Chair of the Southern California Leadership Counsel. Mr. Davis received his undergraduate degree from Stanford University and received his Juris Doctorate from Columbia Law School. Mr. Davis served as lieutenant governor of California from 1995-1998, California State Controller from 1987-1995 and California State Assemblyman from 1982-1986. Mr. Davis was chosen as a director of the Company based on his knowledge of corporate governance.

P. Clark Hallren, 58, has been a Director of the Company since May 2014. Since August 2013, Mr. Hallren has been a realtor with HK Lane/Christie’s International Real Estate and since August 2012, Mr. Hallren has served as an outside consultant to individuals and entities investing or operating in the entertainment industry. From August 2012 to August 2014, Mr. Hallren was a realtor with Keller Williams Realty and from August 2009 to August 2012, Mr. Hallren founded and served as managing partner of Clear Scope Partners, an entertainment advisory company. From 1986 to August 2009, Mr. Hallren was employed by JP Morgan Securities Inc. in various capacities, including as Managing Director of the Entertainment Industries Group. In his roles with JP Morgan Securities, Mr. Hallren was responsible for marketing certain products to his clients, including but not limited to, syndicated senior debt, public and private subordinated debt, public and private equity, securitized and credit enhanced debt, interest rate derivatives, foreign currency and treasury products. Mr. Hallren holds Finance, Accounting and Economics degrees from Oklahoma State University. He also currently holds Series 7, 24 and 63 securities licenses. Mr. Hallren was chosen as a director of the Company based on his knowledge and experience in the entertainment industry as well as in banking and finance.

Michael Klein, 72, was appointed as a Director of the Company since March 7, 2019. Mr. Klein is an accomplished executive, entrepreneur, and financier with substantial experience in media and entertainment, investment banking, professional sports, venture capital funding, and real estate. Prior to starting Camden Capital Management, LLC (CCM), Mr. Klein, since 1996, has led Klein Investment Group after assuming 100% ownership of (and renaming) Iacocca Capital Partners, L.P., where he was Managing Partner from 1994 to 1996. From 1984 to 1993, Mr. Klein was a managing director at Bear Stearns & Company, where he founded and co-directed the Media-Entertainment Group, and Gruntal & Company, where he was Senior Managing Director and a member of the Executive Committee. From 1974 to 1982, Mr. Klein supplied prime time and mini-series content to the major television networks through his company, Michael Klein Productions. Also, during that time, he was an owner and a senior executive officer of the San Diego Chargers, an NFL Football franchise. Mr. Klein has significant experience in the area of corporate financings. He has executed and participated in financing deals, both public and private, ranging from $5 million to over $2 billion. His real estate ventures in Southern California include a 600-acre development in North San Diego, which he sold in various stages. He also has led several real estate ventures in Southern California including the Water Gardens phase two in Santa Monica. Mr. Klein was chosen as a director of the Company based on his knowledge and experience in the entertainment industry as well as in banking and finance.

Margaret Loesch, 74, has been a Director of the Company since March 2015 and the Executive Chairman of the Genius Brands Network since December 2016. Beginning in 2009 through 2014, Ms. Loesch, served as Chief Executive Officer and President of The Hub Network, a cable channel for children and families, including animated features. The Company has, in the past, provided The Hub Network with certain children’s programming. From 2003 through 2009 Ms. Loesch served as Co-Chief Executive Officer of The Hatchery, a family entertainment and consumer product company. From 1998 through 2001 Ms. Loesch served as Chief Executive Officer of the Hallmark Channel, a family related cable channel. From 1990 through 1997 Ms. Loesch served as the Chief Executive Officer of Fox Kids Network, a children’s programming block and from 1984 through 1990 served as the Chief Executive Officer of Marvel Productions, a television and film studio subsidiary of Marvel Entertainment Group. Ms. Loesch obtained her Bachelor of Science from the University of Southern Mississippi. Ms. Loesch was chosen to be a director based on her 40 years of experience at the helm of major children and family programming and consumer product channels.

Lynne Segall, 67, has been a Director of the Company since December 2013. Ms. Segall has served as the Senior Vice President and Publisher of The Hollywood Reporter since June 2011. From 2010 to 2011, Ms. Segall was the Senior Vice President of Deadline Hollywood. From June 2006 to May 2010, Ms. Segall served as the Vice President of Entertainment, Fashion & Luxury advertising at the Los Angeles Times. In 2005, Ms. Segall received the Women of Achievement Award from The Hollywood Chamber of Commerce and the Women in Excellence Award from the Century City Chamber of Commerce. In 2006, Ms. Segall was recognized by the National Association of Women with its Excellence in Media Award. Ms. Segall was chosen to be a director based on her expertise in the entertainment industry.

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Anthony Thomopoulos, 82, has been a Director of the Company since February 2014. Mr. Thomopoulos served as the Chairman of United Artist Pictures from 1986 to 1989 and formed Thomopoulos Pictures, an independent production company of both motion pictures and television programs in 1989 and has served as its Chief Executive Officer since 1989. From 1991 to 1995, Mr. Thomopoulos was the President of Amblin Television, a division of Amblin Entertainment. Mr. Thomopoulos served as the President of International Family Entertainment, Inc. from 1995 to 1997. From June 2001 to January 2004, Mr. Thomopoulos served as the Chairman and Chief Executive Officer of Media Arts Group, a NYSE listed company. Mr. Thomopoulos served as a state commissioner of the California Service Corps. under Governor Schwarzenegger from 2005 to 2008. Mr. Thomopoulos is also a founding partner of Morning Light Productions. Since he founded it in 2008, Mr. Thomopoulos has operated Thomopoulos Productions and has served as a consultant to BKSems, USA, a digital signage company. Mr. Thomopoulos is an advisor and a member of the National Hellenic Society and holds a degree in Foreign Service from Georgetown University and sat on its Board of Directors from 1978 to 1988. Mr. Thomopoulos was chosen as a director of the Company based on his entertainment industry experience.

Family Relationships

There are no family relationships between any of our directors and our executive officers. Amy Moynihan Heyward resigned from the Company’s board effective March 1, 2019.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of our Board of Directors is to oversee the management of our company and, in doing so, serve the best interests of the company and our stockholders. The Board of Directors selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies and evaluates significant policies and proposed major commitments of corporate resources. Our Board of Directors also participates in decisions that have a potential major economic impact on our company. Management keeps the directors informed of company activity through regular communication, including written reports and presentations at Board of Directors and committee meetings.

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we have traditionally determined that it is in the best interest of the Company and its shareholders to partially combine these roles. Due to the small size of the Company, we believe it is currently most effective to have the Chairman and Chief Executive Officers positions combined.

The Company currently has seven directors, including Mr. Heyward, its Chairman, who also serves as the Company’s Chief Executive Officer. The Chairman and the Board are actively involved in the oversight of the Company’s day to day activities.

Committees of the Board of Directors and Meetings

During 2019, our Board of Directors held 4 meetings.

The following table sets forth the three standing committees of our Board and the members of each committee and the number of meetings held by our Board of Directors and the committees during 2019:

Director	Board	Audit Committee	Compensation Committee	Nominating Committee
Andy Heyward	Chair
Joseph “Gray” Davis (1)	X			X
P. Clark Hallren	X	Chair	X
Margaret Loesch	X
Lynne Segall	X			Chair
Anthony Thomopoulos	X	X	Chair
Michael Klein (2)	X	X		X

Meetings in 2019:	4	4	1	1

(1)	Effective as of March 19, 2020, Mr. Davis joined as a member of the Nominating Committee.

(2)	Effective as March 19, 2020, Mr. Klein replaced Mr. Cahill as a member of the Audit Committee, and also joined as a member of the Nominating Committee.

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The Board of Directors has adopted a policy under which each member of the Board of Directors makes every effort, but is not required, to attend each annual meeting of our stockholders.

To assist it in carrying out its duties, the Board of Directors has delegated certain authority to an Audit Committee, a Compensation Committee and a Nominating Committee as the functions of each are described below.

Audit Committee

Messrs. Hallren, Klein, and Thomopoulos serve on our Audit Committee. Our Audit Committee’s main function is to oversee our accounting and financial reporting processes, internal systems of control, independent auditor relationships and the audits of our financial statements. The Audit Committee’s responsibilities include:

•	selecting, hiring, and compensating our independent auditors;

•	evaluating the qualifications, independence and performance of our independent auditors;

•	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	approving the audit and non-audit services to be performed by our independent auditor;

•	reviewing with the independent auditor the design, implementation, adequacy and effectiveness of our internal controls and our critical accounting policies; and

•	preparing the report that the SEC requires in our annual proxy statement.

The Board of Directors has adopted an Audit Committee Charter and the Audit Committee reviews and reassesses the adequacy of the Charter on an annual basis. The Audit Committee members meet Nasdaq’s financial literacy requirements and are independent under applicable SEC and Nasdaq rules, and the board has further determined that Mr. Hallren (i) is an “audit committee financial expert” as such term is defined in Item 407(d) of Regulation S-K promulgated by the SEC and (ii) also meets Nasdaq’s financial sophistication requirements.

A copy of the Audit Committee’s written charter is publicly available on our website at www.gnusbrands.com.

Compensation Committee

Messrs. Thomopoulos and Hallren serve on the Compensation Committee and are independent under the applicable SEC and Nasdaq rules. Our Compensation Committee’s main functions are assisting our Board of Directors in discharging its responsibilities relating to the compensation of outside directors, the Chief Executive Officer and other executive officers, as well as administering any stock incentive plans, we may adopt. The Compensation Committee’s responsibilities include the following:

•	reviewing and recommending to our board of directors the compensation of our Chief Executive Officer and other executive officers, and the outside directors;

•	conducting a performance review of our Chief Executive Officer;

•	reviewing our compensation policies; and

•	if required, preparing the report of the Compensation Committee for inclusion in our annual proxy statement.

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The Board of Directors has adopted a Compensation Committee Charter and the Compensation Committee reviews and reassesses the adequacy of the Charter on an annual basis.

The Compensation Committee’s policy is to offer our executive officers competitive compensation packages that will permit us to attract and retain highly qualified individuals and to motivate and reward these individuals in an appropriate fashion aligned with the long-term interests of our Company and our stockholders.

Compensation Committee Risk Assessment. We have assessed our compensation programs and concluded that our compensation practices do not create risks that are reasonably likely to have a material adverse effect on us.

A copy of the Compensation Committee’s written charter is publicly available on our website at www.gnusbrands.com.

Nominating Committee

Ms. Segall and Messrs. Davis and Klein serve on our Nominating Committee. The Nominating Committee’s responsibilities include:

•	identify qualified individuals to serve as members of the Company’s board of directors;

•	review the qualifications and performance of incumbent directors;

•	review and consider candidates who may be suggested by any director or executive officer or by any stockholder of the Company;

•	review considerations relating to board composition, including size of the board, term and age limits, and the criteria for membership on the board;

The Board of Directors has adopted a Nominating Committee Charter and the Nominating Committee reviews and reassesses the adequacy of the Charter on an annual basis. For all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of our stockholders.

The Nominating Committee considers issues of diversity among its members in identifying and considering nominees for director, and strives, where appropriate, to achieve a diverse balance of backgrounds, perspectives and experience on the board and its committees.

A copy of the Nominating Committee’s written charter is publicly available on our website at www.gnusbrands.com.

Stockholder Communications to the Board

Generally, stockholders who have questions or concerns should contact our Investor Relations department at 212-564-4700. However, any stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to Genius Brands International, Inc., at 190 N. Canon Drive, 4th Floor, Beverly Hills, California 90210, Attn: Corporate Secretary or by using the “Contact” page of our website www.gnusbrands.com/contact-us. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

•	junk mail and mass mailings

•	resumes and other forms of job inquiries

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•	surveys

•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Executive Officers

The following table sets forth certain information regarding our executive officers who are not also directors. Information regarding our other executive officer, Chief Executive Officer, Andy Heyward, can be found under the caption “The Board of Directors” above.

Name	Age	Position
Andy Heyward	71	Chief Executive Officer
Robert Denton	60	Chief Financial Officer
Michael Jaffa	54	Corporate Secretary and General Counsel

Robert Denton, 60, has been our Chief Financial Officer since April 18, 2018. He served as the Chief Financial Officer of Atlys, Inc. a next-gen media technology company from 2011 to 2018. He has over 30 years of experience as a financial executive, specifically in the entertainment industry. He began his career in 1982 with Ernst & Young handling filings with the Securities and Exchange Commission, including initial public offerings. He left Ernst & Young in 1990 to work as Vice President and Chief Accounting Officer for LIVE Entertainment, Inc. In 1996, LIVE was acquired by Artisan Entertainment, Inc., and, in December 2000, Mr. Denton was promoted to Executive Vice President of Finance and CAO. Mr. Denton also served as the COO of Artisan Home Entertainment, where he directed all financial reporting, budgeting and forecasting, manufacturing and distribution of the Home Entertainment Division. Mr. Denton left Artisan at the end of 2003 and joined DIC Entertainment Corporation to serve as their Chief Financial Officer. At DIC, he directed the three-year financial audit, due diligence and preparation of the company’s Admission Documents, and he was responsible for all monthly financial reporting to the Board of Directors as well as the semi-annual reporting to the AIM Exchange of the London Stock Exchange. Mr. Denton left DIC in February 2009 after completing the acquisition and transition of DIC to the Cookie Jar Company. Mr. Denton served as the Chief Financial Officer of Gold Circle Films from 2009 to 2011. From 2009 to 2014, Mr. Denton also owned and operated three Assisted Living Facilities for the Elderly, to help better care for his mother. Mr. Denton is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.

Michael Jaffa, 54, has been the General Counsel and Corporate Secretary of the Company since April 2018. From January 2017 through April 2018, Mike served as Thoughtful Media Group’s (TMG) General Counsel and Global Head of Business Affairs. TMG is a multichannel network focused on Asian markets. At TMG, Mr. Jaffa oversaw all of TMG’s legal matters, established the framework for TMG’s continued growth in international markets, including a franchise plan, the formation of a regional headquarters in South East Asia and assisted with M&A transactions. From September 2013 through December 2016, Mr. Jaffa worked as the Head of Business Affairs for DreamWorks Animation Television, and before that served in a similar role at Hasbro Studios from December 2009 through September 2013. Mr. Jaffa has over 20 years of experience handling licensing, production, merchandising, complex international transactions and employment issues for large and small entertainment companies and technology startups.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

This section describes the material elements of compensation awarded to, earned by or paid to each of our named executive officers. Our compensation committee will review and approve the compensation of our executive officers and oversee our executive compensation programs and initiatives.

Summary Compensation Table

The following table provides information regarding the total compensation for services rendered in all capacities that was earned during the fiscal year indicated by our named officers for fiscal year 2019 and 2018.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
Andy Heyward (2)	2019	287,500	–	–	–	124,000	411,500
Chief Executive Officer	2018	212,500	–	–	–	–	212,500

Robert L. Denton (3)	2019	215,625	25,000	–	21,814	–	262,439
Chief Financial Officer	2018	156,871	–	–	130,242	55,512	342,625

Michael A. Jaffa (4)	2019	215,625	25,000	–	21,814	–	262,439
General Counsel	2018	159,375	–	–	155,517	–	314,892
and Corporate Secretary

(1)	The aggregate fair value of the stock awards and stock option awards on the date of grant was computed in accordance with FASB ASC Topic 718.

(2)	In association with the Merger, Mr. Heyward was appointed Chief Executive Officer of the Company on November 15, 2013. Per his employment agreement, Mr. Heyward is entitled to an annual salary of $200,000. Mr. Heyward entered into a new five-year employment agreement on November 16, 2018. Under his new employment agreement, Mr. Heyward is entitled to an annual salary of $300,000.

On August 31, 2018, Llama Productions LLC entered into an animation production services agreement with Mr. Heyward for services as a producer. Mr. Heyward received $124,000 through the course of production of the Company’s animated series Llama Llama Season 2.

(3)	Effective April 18, 2018, the Company entered into an employment agreement with Mr. Denton, whereby Mr. Denton agreed to serve as the Company’s Chief Financial Officer (“CFO”) for a period of two years, with a mutual option for an additional one-year period, in consideration for an annual salary of $225,000. Mr. Denton received $5,550 for consulting services prior to becoming the CFO. Mr. Denton also received $49,962 in relocation expenses for his relocation from Salt Lake City, Utah to Los Angeles, California.

On September 26, 2018, the Company granted 85,088 stock options to Mr. Denton with a strike price of $2.09 and a term of five years, and vesting ranging from one to three years after the grant date anniversary.

On March 7, 2019, the Company granted 15,000 stock options to Mr. Denton with a strike price of $1.99 and a term of five years. The options vested on December 31, 2019.

(4)	Effective April 16, 2018, the Company entered into an employment agreement with Mr. Jaffa, whereby Mr. Jaffa agreed to serve as the Company’s General Counsel and Senior Vice President of Business Affairs for a period of year in consideration for an annual salary of $225,000. On June 7, 2018, Mr. Jaffa was elected as the Company’s Corporate Secretary.

On September 26, 2018, the Company granted 85,088 stock options to Mr. Jaffa with a strike price of $2.09 and a term of five years, and vesting ranging from one to three years after the grant date anniversary.

On March 7, 2019, the Company granted 15,000 stock options to Mr. Jaffa with a strike price of $1.99 and a term of five years. The options vested on December 31, 2019.

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Narrative Disclosure to Summary Compensation

Base Salary. In 2018, the Company paid $212,500 to Andy Heyward, $156,871 to Robert L. Denton and $159,375 to Michael A. Jaffa. In 2019, the Company paid $287,500 to Mr. Heyward, $215,625 to Mr. Denton and $215,625 to Mr. Jaffa. Base salaries are used to recognize experience, skills, knowledge and responsibilities required of all of our employees, including our executive officers.

All Other Compensation. On August 31, 2018, Llama Productions LLC entered into an animation production services agreement with Mr. Heyward for services as a producer for which he received $124,000 through the course of production of the Company’s animated series Llama Llama Season 2.

Pursuant to his employment agreement dated November 16, 2018, Mr. Heyward is entitled to an Executive Producer fee of $12,400 per half hour episode for each episode for which he provides services as an executive producer. The first identified series under this employment agreement is Rainbow Rangers. As of March 31, 2019, twenty-six half hours had been delivered and, accordingly, Mr. Heyward was owed $322,400. The second series identified was Rainbow Rangers Season 2. Thirteen half hours of Rainbow Rangers Season 2 were delivered in the fourth quarter of 2019 and, accordingly, Mr. Heyward was owed $161,200. Mr. Heyward was paid the total amount due to him of $483,600 for his producer servicers on March 17, 2020.

Bonus Compensation. Our named executive officers are expected to be eligible to receive an annual bonus award in accordance with their employment agreements and/or management incentive program then in effect with respect to such executive officer and based on an annualized target of base salary, as specified in their respective employment agreements, if applicable. We did not pay any bonus compensation in fiscal 2018. In fiscal 2019, Mr. Denton and Mr. Jaffa were each paid a $25,000 bonus.

Equity Based Incentive Awards. We believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our named executive officers to remain in our employment during the vesting period. Accordingly, our compensation committee and Board periodically review the equity incentive compensation of our named executive officers and from time to time may grant additional equity incentive awards to them in the form of stock options or other awards. As of December 31, 2019, no options granted to our named executive officers have been modified or repriced.

On September 26, 2018, Mr. Denton received 85,088 options with a value of $155,517. On March 7, 2019, Mr. Denton received 15,000 options with a value of $21,814.

On September 26, 2018, Mr. Jaffa received 85,088 options with a value of $155,517. On March 7, 2019, Mr. Jaffa received 15,000 options with a value of $21,814.

Employment Agreements

On November 16, 2018, the Company entered into an amended and restated employment agreement with Andy Heyward (the “Andy Heyward Employment Agreement”), whereby Mr. Heyward agreed to serve as the Company’s Chief Executive Officer for a period of five years, subject to renewal, in consideration for an annual salary of $300,000, and an award of 70,000 stock options. Mr. Heyward is also eligible to be paid a producing fee equal to $12,400 per half hour episode for each series produced, controlled and distributed by the Company, and for which he provides material production services provided as the executive producer. Additionally, under the terms of the Andy Heyward Employment Agreement, Mr. Heyward shall be eligible for an annual bonus if the Company meets certain criteria, as established by the Board of Directors. Mr. Heyward shall be entitled to reimbursement of reasonable expenses incurred in connection with his employment and the Company may take out and maintain during the term of his tenure a life insurance policy in the amount of $1,000,000. During the term of his employment and under the terms of the Andy Heyward Employment Agreement, Mr. Heyward shall be entitled to be designated as composer on all music contained in the programming produced by the Company and to receive composer’s royalties from applicable performing rights societies. Upon a change in control or sale of the Company, or termination without cause or resignation with good cause, all of Mr. Heyward’s options would vest on an accelerated basis. In the event of Mr. Heyward’s death or resignation, all compensation then currently due would be payable to his estate.

 On March 26, 2018, the Company entered into an agreement with Michael A. Jaffa in which Mr. Jaffa would assume the role of General Counsel and Senior Vice President of Business Affairs commencing on April 16, 2018. Mr. Jaffa will be entitled to be paid a salary at the annual rate of $225,000 per year. The term of the agreement is one year with a mutual option for two additional one-year periods. In addition, Mr. Jaffa will be entitled to receive a grant of stock options and an annual discretionary bonus based on his performance. In the event of Mr. Jaffa’s death or resignation, all compensation then currently due would be payable to his estate.

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On March 30, 2018, the Company entered into an Employment Agreement with Robert L. Denton (the “Robert Denton Employment Agreement”), whereby Mr. Denton agreed to serve as the Company’s Chief Financial Officer, effective as of April 18, 2018 for a period of two years with a mutual option for an additional one-year period, in consideration for an annual salary of $225,000. Under the terms of the Robert Denton Employment Agreement, Mr. Denton shall be entitled to an annual discretionary bonus based on his performance. The Robert Denton Employment Agreement may be terminated either (i) upon the end of the term, (ii) at any time by the Company for “Cause” (as defined in the Robert Denton Employment Agreement) or (iii) upon an event of retirement, death or disability. Upon the termination or expiration of Mr. Denton’s employment with the Company and for a period of three years thereafter, certain amounts paid to Mr. Denton, including any discretionary bonus and stock based compensation, but excluding his base salary and reimbursement of certain expenses, will be subject to the Company’s clawback right upon the occurrence of certain events which are adverse to the Company, including a restatement of financial statements. In the event of Mr. Denton’s death or resignation, all compensation then currently due would be payable to his estate.

Retirement Benefits

As of December 31, 2019, the Company did not provide any retirement plans to its executive officers or employees.

Potential Payments upon Termination or Change-in-Control

As of December 31, 2019, the Company did not provide for any potential payments upon termination or change of control.

Outstanding Equity Awards at Fiscal Year

The following table sets forth outstanding stock option awards as of December 31, 2019 to each of the named executive officers. As of December 31, 2019, the Company has not granted any stock awards to its executive officers other than to Mr. Denton and Mr. Jaffa as noted below.

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)		Option exercise price ($)	Option expiration date
Andy Heyward	125,000	–	–		$6.00	12/14/2020
	250,000	–	–		$9.00	12/14/2020
	68,750	–	–		$12.00	12/14/2020
	5,000	–	–		$2.82	10/18/2020
Robert L. Denton			85,088	(1)	$2.09	9/25/2023
			15,000	(2)	$1.99	3/7/2024
Michael A. Jaffa (2)			85,088	(1)	$2.09	9/25/2023
			15,000	(2)	$1.99	3/7/2024

__________________

(1)       Mr. Denton’s and Mr. Jaffa’s options vest one third per year for three years.

(2)       Mr. Denton’s and Mr. Jaffa’s options vested as of December 31, 2019

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Director Compensation

The following table sets forth with respect to the named directors, compensation information inclusive of equity awards and payments made for the year ended December 31, 2019 in the director's capacity as director.

Name	Year	Fees Earned ($) (1)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Andy Heyward	2019	–	–	–	–	–

Bernard Cahill (2)	2019	7,500	–	–	–	7,500

Joseph “Gray” Davis	2019	20,000	–	–	–	20,000

P. Clark Hallren	2019	20,000	–	–	–	20,000

Amy Moynihan Heyward	2019	2,500	–	–	–	2,500

Margaret Loesch	2019	17,500	–	–	–	17,500

Lynne Segall	2019	17,500	–	–	–	17,500

Anthony Thomopoulos	2019	17,500	–	–	–	17,500

Michael Klein (3)	2019	12,500	–	–	–	12,500

______________________

(1)	Directors, other than Mr. Heyward, earn $5,000 for each meeting attended physically, $2,500 per meeting for each meeting attended telephonically, and nothing for non-attendance. These cash payments are paid to the Board member at the subsequent board meeting.

(2)	Mr. Cahill resigned from the Board effective March 19, 2020.

(3)	Mr. Klein was appointed to our Board effective March 7, 2019.

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EQUITY COMPENSATION PLAN INFORMATION

The following table reflects, as of December 31, 2019, compensation plans pursuant to which we are authorized to issue options, warrants or other rights to purchase shares of its common stock, including the number of shares issuable under outstanding options, warrants and rights issued under the plans and the number of shares remaining available for issuance under the plans.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders	1,289,866	$7.18	877,801
Equity compensation plans not approved by shareholders	–	–	–
Total	1,289,866	$7.18	877,801

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REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of Nasdaq Stock Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.gnusbrands.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Squar Milner LLP. In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2019, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2019 with management and Squar Milner LLP, our independent registered public accounting firm;

•	Discussed with Squar Milner LLP the matters required to be discussed in accordance with Auditing Standard No. 16- Communications with Audit Committees; and

•	Received written disclosures and the letter from Squar Milner LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Squar Milner LLP communications with the Audit Committee and the Audit Committee further discussed with Squar Milner LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Squar Milner LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC.

Members of the Genius Brands International, Inc.
Audit Committee

P. Clark Hallren (Chair)
Michael Klein
Anthony Thomopoulos

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Certain Relationships and Related Party Transactions

Commission regulations define the related person transactions that require disclosure to include any transaction, arrangement or relationship in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years in which we were or are to be a participant and in which a related person had or will have a direct or indirect material interest. A related person is: (i) an executive officer, director or director nominee of the Company, (ii) a beneficial owner of more than 5% of our common stock, (iii) an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our common stock, or (iv) any entity that is owned or controlled by any of the foregoing persons or in which any of the foregoing persons has a substantial ownership interest or control. Described below are certain transactions or relationships between us and certain related persons.

On August 31, 2018, Llama Productions LLC entered into an animation production services agreement with Mr. Heyward for services as a producer for which he is to receive $124,000 through the course of production of the Company’s animated series Llama Llama Season 2. As of September 30, 2019, Mr. Heyward was paid $124,000.

Pursuant to his employment agreement dated November 16, 2018, Mr. Heyward is entitled to an Executive Producer fee of $12,400 per half hour episode for each episode he provides services as an executive producer. The first identified series under this employment agreement is Rainbow Rangers. As of September 30, 2019, twenty-six half hours had been delivered and, accordingly, Mr. Heyward is owed $322,400.

Pursuant to his employment agreement dated November 16, 2018, Mr. Heyward is entitled to an Executive Producer fee of $12,400 per half hour episode for each episode he provides services as an executive producer. The second identified series under this employment agreement is the twenty-six half hour episodes of Rainbow Rangers: Season 2. During the six months ended December 31, 2019, 13 episodes had been delivered and accordingly Mr. Heyward is owed $161,200.

On September 17, 2019, Mr. Heyward purchased $500,000 of the Secured Convertible Notes from another holder. The Company did not receive any proceeds from this transaction.

As of December 31, 2019, Andy Heyward is owed $98,395 for reimbursable expenses.

On October 2, 2019, the Company and Mr. Heyward entered into a stock purchase agreement (the “Stock Purchase Agreement”) pursuant to which Mr. Heyward agreed to purchase 1,000,000 shares of Common Stock, in a private placement for an aggregate purchase price of $760,000, or $0.76 per share (the “Private Placement”). The Private Placement closed on October 3, 2019.

Except as otherwise indicated herein, there have been no other related party transactions, or any other transactions or relationships required to be disclosed pursuant to Item 404 and Item 407(a) of Regulation S-K.

Review, Approval or Ratification of Transactions with Related Persons

Pursuant to the written charter of our Audit Committee, the Audit Committee is responsible for reviewing and approving all transactions both in which (i) we are a participant and (ii) any parties related to us, including our executive officers, our directors, beneficial owners of more than 5% of our securities, immediate family members of the foregoing persons and any other persons whom our Board of Directors determines may be considered related parties under Item 404 of Regulation S-K, has or will have a direct or indirect material interest. All the transactions described in this section occurred prior to the adoption of the Audit Committee’s charter.

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ELECTION OF DIRECTORS (PROPOSAL NO. 1)

(Notice Item 1)

On March 30, 2020, the Board of Directors nominated Andy Heyward, Joseph “Gray” Davis, Lynne Segall, P. Clark Hallren, Anthony Thomopoulos, Margaret Loesch and Michael Klein for election at the annual meeting. If they are elected, they will serve on our Board of Directors until the 2021 annual Meeting of Stockholders and until their respective successors have been elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Andy Heyward, Joseph “Gray” Davis, Lynne Segall, P. Clark Hallren, Anthony Thomopoulos, Margaret Loesch and Michael Klein. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

Each director nominee must be elected by an affirmative vote of a plurality of shares cast at the annual meeting and entitled to vote on the election of directors.

The Board Of Directors Recommends The Election Of Andy Heyward, JOSEPH “Gray” Davis, Lynne Segall, P. Clark Hallren, Anthony Thomopoulos, Margaret Loesch AND MICHAEL KLEIN As Directors, And Proxies Solicited By The Board Will Be Voted In Favor Thereof Unless A Stockholder Has Indicated Otherwise On The Proxy.

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TO AUTHORIZE AND APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION, EXERCISE, EXCHANGE OR OTHERWISE PURSUANT TO THE TERMS OF THAT CERTAIN SECURITIES PURCHASE AGREEMENT DATED MARCH 11, 2020 BY AND AMONG GENIUS BRANDS INTERNATIONAL, INC. AND THE INVESTORS LISTED ON THE SCHEDULE OF BUYERS THERETO, AND THE RELATED CONVERTIBLE NOTES AND WARRANTS TO PURCHASE COMMON STOCK ISSUED PURSUANT THERETO AND THE WARRANTS TO PURCHASE COMMON STOCK ISSUED TO THE PLACEMENT AGENT (INCLUDING UPON THE OPERATION OF  ANTI-DILUTION PROVISIONS, VOLUNTARY ADJUSTMENT PROVISIONS AND/OR THE REDUCTION OF CONVERSION PRICES AND EXERCISE PRICES) (PROPOSAL NO. 2)

(Notice Item 2)

Background and Description of Proposal

Financing Transaction

On March 11, 2020, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (each an “Investor” and collectively, the “Investors”), pursuant to which we agreed to sell and issue (1) Senior Secured Convertible Notes to the Investors in the aggregate principal amount of $13,750,000 (each, a “Note” and collectively, the “Notes”) and $11,000,000 funding amount (reflecting an original issue discount of $2,750,000) and (2) warrants to purchase 65,476,190 shares of our Common Stock, exercisable for a period of five years at an initial exercise price of $0.26 per share (each a “Warrant” and collectively, the “Warrants”), for consideration consisting of (i) a cash payment of $7,000,000, and (ii) full recourse cash secured promissory notes payable by the Investors to the Company (each, an “Investor Note” and collectively, the “Investor Notes”) in the principal amount of $4,000,000 (the “Investor Notes Principal”) (collectively, the “Financing”). The initial conversion price of the Notes is $1.375, subject to adjustment as provided in the Notes. The Financing was completed on March 17, 2020. As further described below, Andy Heyward, the Company’s Chairman and Chief Executive Officer, participated as an Investor and invested $1,000,000 in connection with the Financing, all of which was paid at the closing and not pursuant to an Investor Note.

In connection with the Financing, we agreed to hold a stockholder meeting by no later than May 15, 2020 to approve the issuance of shares of Common Stock issuable under the Notes and Warrants and pursuant to the terms of the Purchase Agreement for the purposes of compliance with the stockholder approval rules of The Nasdaq Stock Market (“Stockholder Approval”) and we will be obligated to continue to seek Stockholder Approval every 90 days until such approval is obtained. Specifically, we are seeking Stockholder Approval of the issuance of any and all shares of Common Stock upon (i) conversion of the Notes at conversion prices less than the initial Conversion Price of $1.375 pursuant to the terms of the Notes and (ii) exercise of the Warrants and Placement Agent Warrants (as defined below) at an exercise price less than the initial exercise price of $0.26 per share. In addition, pursuant to the terms of the Purchase Agreement, the Notes, the Warrants and Placement Agent Warrants, we agreed that the following will apply or become effective only following Stockholder Approval: (1) the conversion price of the Notes shall be reduced to $0.21 per share and may be further reduced to any amount and for any period of time deemed appropriate by our board of directors, (2) the exercise price of the Warrants and Placement Agent Warrants shall be immediately reduced to $0.21 per share and may be further reduced to any amount and for any period of time deemed appropriate by our board of directors, (3) the Notes, Warrants and Placement Agent Warrants shall each have full ratchet anti-dilution protection for subsequent financings (subject to certain exceptions) as described in more detail below, (4) existing warrant holders that were Investors in the Financing (representing warrants to purchase an aggregate of 8,715,229 shares of our Common Stock) will have their existing warrants’ exercise prices reduced to $0.21 and (5) the Investors shall have a most favored nations right which provides that if we enter into a subsequent financing, then the Investors (together with their affiliates) at their sole discretion shall have the ability to exchange their Notes on a $1 for $1 basis into securities issued in the new transaction. Additionally, in the event that any warrants or options (or any similar security or right) issued in a subsequent financing include any terms more favorable to the holders thereof (less favorable to us) than the terms of the Warrants, the Warrants shall be automatically amended to include such more favorable terms.

Reasons for the Financing

As of December 31, 2019, our cash balance was approximately $305,000. In January 2020, our management and Board of Directors determined that it was necessary to raise substantial additional funds to repay our outstanding convertible notes, fund production, pay legal fees and for general corporate purposes. Without the additional funds, we likely would have had to file for bankruptcy.

We believe that the Financing, which yielded gross proceeds of approximately $7 million at the closing on March 17, 2020 and may yield another $4 million, was necessary in light of the Company’s low cash balance and funding requirements at the time. We also believed that the price resets and anti-dilution protections contained in the Notes and Warrants were reasonable in light of market conditions and the size and type of the Financing, and that we would not have been able to complete the sale of the Notes and Warrants unless such price resets and anti-dilution provisions were offered. In addition, at the time of the Financing, our Board of Directors considered numerous other alternatives to the transaction, none of which proved to be feasible.

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We recently completed the Financing to repay our outstanding convertible notes and fund the production (including launching the animated series Stan Lee’s Superhero Kindergarten), pay our outstanding legal fees and for general corporate purposes. Stockholder Approval of this Proposal No. 2 will enable us to maximize our ability to obtain and use cash from the Financing in our business and we also believe that it will increase the likelihood that the Notes will be converted into shares of Common Stock, thereby reducing the likelihood that we will have to repay the Notes with cash at maturity. Conversely, if our shareholders do not approve this Proposal No. 2, we do not expect to receive the additional $4 million upon prepayment of the Investor Notes. Further, if the Notes are not converted into shares of Common Stock, we will be required to repay the Notes with cash at maturity on September 30, 2021, which we will likely be unable to do.

Securities Purchase Agreement

The Notes and Warrants were issued on March 17, 2020 (the “Closing Date”) pursuant to the terms of the Purchase Agreement. The Purchase Agreement provides for the sale of the Notes and Warrants at the closing for gross proceeds of $7,000,000 and Investor Notes (as described below) in the aggregate principal amount of $4,000,000.

The Purchase Agreement contains certain representations and warranties, covenants and indemnities customary for similar transactions. In addition, we agreed to the following additional covenants including, but not limited to: (i) we shall hold a stockholder meeting (the “Stockholder Meeting”), by no later than May 15, 2020, to approve the issuance of shares of Common Stock issuable under the Notes and pursuant to the terms of the Purchase Agreement for the purposes of compliance with the stockholder approval rules of The Nasdaq Stock Market (“Stockholder Approval”) and we will be obligated to continue to seek Stockholder Approval every 90 days until such approval is obtained, (ii) until the date that the Notes are no longer outstanding, we will not issue, offer, sell or grant any equity or equity-linked security, subject to certain limited exceptions described in the Purchase Agreement, unless (A) Stockholder Approval has been obtained prior thereto and (B) (i) at least 75% of the gross proceeds in excess of the first $2,000,000 of gross proceeds of all subsequent Financings consummated prior to the six month anniversary of the Closing Date are first applied to the redemption of the Notes (pro-rata based on an Investor’s Purchase Price which redemption may be waiver by an Investor and it will not increase the pro-rata percentage of any other Investors) or (ii) at least 75% of the gross proceeds of any such subsequent placement consummated after the six month anniversary of the Closing Date are first applied to the redemption of the Notes (pro-rata), (iii) we shall use our best efforts to effectuate the transactions contemplated by the Voting Agreements executed by us and the stockholders who hold in the aggregate approximately 40% of the outstanding shares of Common Stock which require that such stockholders vote in favor of the proposals voted on at the Stockholder Meeting, and (iv) promptly securing the listing of certain shares issuable pursuant to the transaction documents and maintaining the listing of the shares of Common Stock on an eligible market.

In addition, as described above, pursuant to the terms of the Purchase Agreement, the Notes and the Warrants, we agreed that certain items will apply or become effective only following Stockholder Approval.

In addition, for as long as any Notes or Warrants remain outstanding, we will not (i) issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a price which varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price, unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Conversion Price with respect to the Common Stock into which any Notes are convertible or redeemable or the then applicable Exercise Price (as defined in the Warrants) with respect to the Common Stock into which any Warrant is exercisable or (ii) enter into, or effect any transaction under, any agreement, including, but not limited to, an equity line of credit, an “at-the-market” offering or similar agreement, whereby we may issue securities at a future determined price.

The Purchase Agreement obligates us to indemnify each Investor and various related parties for certain losses including those resulting from (i) any misrepresentation or breach of any representation or warranty made by us, (ii) any breach of any of our obligations, and (iii) certain claims by third parties.

The Purchase Agreement requires us to pay an expense allowance to the lead Investor, not to exceed $75,000 in the aggregate, for all costs and expenses incurred by the lead Investor or its designees in connection with the transactions contemplated by the transaction documents. We will use the net proceeds from the sale of the Notes and the Warrants, after deducting placement agent commissions, to repay certain outstanding convertible notes, fund production, pay legal fees and for general corporate purposes.

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Notes

Principal Amount

The aggregate principal amount of the Notes is $13,750,000.

Maturity Date

Unless earlier converted or redeemed, the Notes mature September 30, 2021 (the “Maturity Date”).

Interest and Payment of Interest

The Notes were issued at a 20% original issue discount and shall not bear interest unless and until an Event of Default (as described below and as further described in the Notes) has occurred, in which event the Notes will bear interest at a rate of 18% (the “Default Rate”). Interest on the Notes is computed on the basis of a 360-day year and twelve 30-day months. Accrued and unpaid interest is payable by way of inclusion of such interest in the Conversion Amount (as defined below) or upon any redemption occurring prior to the Maturity Date, including, without limitation, upon any Bankruptcy Event of Default (as defined in the Notes). Interest shall cease to accrue on the calendar day immediately following the date of cure, provided, however, that such Event of Default shall not be deemed cured unless and until any accrued and unpaid Interest shall be paid to the Investor.

Amortization of Principal

The Notes provide that we will repay the principal amount of Notes in equal monthly installments of 1/12th of the principal amount of the Notes beginning October 31, 2020 and the last business day of each calendar month anniversary thereafter (each an “Installment Date”). On each Installment Date, assuming the Equity Conditions described below are met and Stockholder Approval has been obtained, all or some of the Installment Amount (as defined in the Notes) shall be converted into shares of Common Stock, provided however that we may elect prior to any Installment Date to pay all or a portion of the installment amount in cash, as described below.

We may elect to pay each monthly Installment Amount in (i) cash (a “Company Redemption” and such cash payment, the “Company Installment Redemption Price”) equal to 100% of the portion of such Installment Amount which we elect or are required to redeem pursuant to a Company Redemption (the “Company Redemption Amount”) or (ii) if (a) the Equity Conditions described below are satisfied or waived and (b) we so elect and Stockholder Approval has been obtained, by conversion of all or some of an Installment Amount into Common Stock (a “Company Conversion”). To the extent that we elect to pay an Installment Amount in shares of Common Stock, then (A) twenty-three (23) trading days prior to the applicable Installment Date (each such date being a “Pre-Installment Date”), we shall deliver to the Investor(s) a number of shares of Common Stock (each such quantity being a “Pre-Installment Share Amount”) equal to the Installment Amount being paid in shares of Common Stock divided by the lower of (i) the then prevailing Conversion Price or (ii) the Market Price (as defined below) determined on the applicable Pre-Installment Date, and (B) on the applicable Installment Date, we shall deliver to the Investor a number of shares of Common Stock equal to (a) the amount of the applicable Installment Amount being paid in shares of Common Stock divided by the lower of (i) the then prevailing Conversion Price or (ii) the Market Price determined on the applicable Installment Date, less (b) any applicable Pre-Installment Share Amount delivered pursuant to the applicable Installment Amount. “Market Price” means 85% of the arithmetic average of the five (5) lowest daily Weighted Average Prices of the Common Stock during the twenty (20) consecutive Trading Day period ending on the Trading Day immediately preceding the applicable date of determination, subject to adjustments for any stock split, stock dividend, stock combination, reclassification or other similar transaction during such measuring period.

With respect to any given date of determination, the “Equity Conditions” include:

(i) on each day during the period beginning thirty (30) Trading Days immediately prior to the applicable date of determination and ending on and including the applicable date of determination (the “Equity Conditions Measuring Period”), the shares of Common Stock issuable pursuant to the Notes and upon exercise of the Warrants (the “Underlying Securities”) shall be registered for resale pursuant to one or more registration statements filed with the Securities and Exchange Commission (the “SEC”) or eligible for sale pursuant to Rule 144 promulgated under the Securities Act of 1933 (the “Securities Act”) (or a successor rule thereto) (collectively, “Rule 144”);

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(ii) on each day during the Equity Conditions Measuring Period, the Common Stock is designated for quotation on the Nasdaq Capital Market (the “Principal Market”) or any other eligible market and shall not have been suspended from trading on such exchange or market nor shall delisting or suspension by such exchange or market been threatened (with delisting reasonably likely to occur after giving effect to all applicable notice, appeal, cure, compliance and hearing periods), commenced or pending either (A) in writing by such exchange or market or (B) by falling below the then effective minimum listing maintenance requirements of such exchange or market;

(iii) during the Equity Conditions Measuring Period, we shall have delivered shares of Common Stock pursuant to the terms of the Notes and shares of Common Stock upon exercise of the Warrants to the holders on a timely basis as set forth in the Notes and the Warrants, respectively;

(iv) the shares of Common Stock issuable upon conversion of the Conversion Amount that is subject to the applicable Company Conversion or Company Optional Redemption, as applicable, requiring the satisfaction of the Equity Conditions may be issued in full without violating the Notes and the rules or regulations of the Principal Market or any other applicable eligible market;

(v) during the Equity Conditions Measuring Period, we shall not have failed to timely make any payments within five (5) business days of when such payment is due pursuant to any transaction document;

(vi) during the Equity Conditions Measuring Period, there shall not have occurred either (A) the public announcement of a pending, proposed or intended Fundamental Transaction (as defined in the Notes) which has not been abandoned, terminated or consummated, (B) an Event of Default or (C) an event that with the passage of time or giving of notice would constitute an Event of Default or Triggering Event (as defined in the Notes);

(vii) we shall have no knowledge of any fact that would cause (x) one or more registration statements not to be effective and available for the resale of all remaining shares of Common Stock issuable pursuant to the terms of the Notes and upon exercise of the Warrants (in each case, without giving effect to any limitation on conversion or exercise set forth herein and therein), including the shares of Common Stock issuable upon conversion of the Conversion Amount that is subject to the applicable Company Conversion or Company Optional Redemption, as applicable, requiring the satisfaction of the Equity Conditions, or (y) any shares of Common Stock issuable pursuant to the terms of the Notes and upon exercise of the Warrants (in each case, without giving effect to any limitation on conversion or exercise set forth herein and therein), including the shares of Common Stock issuable upon conversion of the Conversion Amount that is subject to the applicable Company Conversion or Company Optional Redemption, as applicable, requiring the satisfaction of the Equity Conditions, not to be eligible for sale without restriction pursuant to Rule 144 (other than with respect to Rule 144(i)) (or any successor thereto) promulgated under the Securities Act, provided that no Public Information Failure has occurred, and any applicable state securities laws;

(viii) during the Equity Conditions Measuring Period, we otherwise shall have been in compliance with and shall not have breached any provision, covenant, representation or warranty of any transaction document in any material respect (other than representations or warranties subject to material adverse effect or materiality, which may not be breached in any respect);

(ix) during the Equity Conditions Measuring Period, the Investor shall not have been in possession of any material, nonpublic information received from us, any subsidiary or its respective agent or affiliates;

(x) the shares of Common Stock issuable upon conversion of the Conversion Amount that is subject to the applicable Company Conversion or Company Optional Redemption, as applicable, requiring the satisfaction of the Equity Conditions are duly authorized and listed and eligible for trading without restriction on an eligible market;

(xi) the average daily dollar trading volume of the Common Stock as reported by Bloomberg during the twenty (20) Trading Days immediately prior to the applicable date of determination shall be at least $100,000; and

(xii) on each Trading Day during the Equity Conditions Measuring Period, the closing price of the Common Stock equals or exceeds $0.05 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction occurring after March 11, 2020.

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Any holder of a Note may, by notice to us, accelerate future installment payments to any applicable Installment Date, in which case we will deliver shares of Common Stock for the conversion of such accelerated payments (the “Accelerated Amount”), regardless of whether the Installment Amount scheduled to be paid on such applicable Installment Date shall be paid in cash, shares of Common Stock or a combination thereof. In the event that the Investor delivers one or more such notices of acceleration, the aggregated Accelerated Amount shall not be greater than six (6) times such Investor’s pro rata amount.

If we fail to redeem the Company Redemption Amount on the applicable Installment Date by payment of the Company Installment Redemption Price on such date, then at the option of the Investor designated in writing to us (any such designation shall be deemed a “Conversion Notice” pursuant to the Notes), (i) the Investor shall have the rights set forth in the Notes as if we failed to pay the applicable Company Installment Redemption Price and all other rights as an Investor in the Notes (including, without limitation, such failure constituting an Event of Default described in the Notes) and (ii) the Investor may require us to convert all or any part of the Company Redemption Amount at the Company Conversion Price as in effect on the applicable Installment Date.

Subject to certain beneficial ownership limitations, until the Company Installment Redemption Price is paid in full, the Company Redemption Amount may be converted, in whole or in part, by the Investor into Common Stock. In the event the Investor elects to convert all or any portion of the Company Redemption Amount prior to the applicable Installment Date as set forth in the immediately preceding sentence, the Company Redemption Amount so converted shall be deducted in reverse order starting from the final Installment Amount to be paid on the final Installment Date, unless the Investor otherwise indicates and allocates among any Installment Dates in the applicable Conversion Notice.

Optional Redemption at Company’s Election

At any time after the date of issuance of the Notes, we will have the right to redeem a portion or all of the Notes in cash at a price equal to (i) so long as there has been no Equity Conditions Failure during the period beginning on the date on which we provided notice of such redemption through the trading day immediately before the date we make the entire redemption payment, 110% of the Conversion Amount to be redeemed and (ii) if an Equity Conditions Failure occurs (which is not waived in writing by the holder) at any time during the period beginning on the date on which we provided notice of such redemption through the trading day immediately before the date we make the entire redemption payment, the greater of (x) 125% of the Conversion Amount to be redeemed and (y) the product of (A) the Conversion Amount being redeemed and (B) the quotient determined by dividing (I) the greatest closing price of the Common Stock on any trading day during the period commencing on the date immediately preceding the date on which we provided notice of such redemption and ending on the trading day immediately before the date we make the entire redemption payment, by (II) the lowest Conversion Price in effect during such period.

Conversion of the Notes

Each Convertible Note is convertible, at the option of the Note holder, into shares of Common Stock at an initial Conversion Price of $1.375, subject to adjustment as provided in the Notes; provided, however, upon receipt of Stockholder Approval, the Conversion Price shall be $0.21, subject to adjustment as provided in the Notes.

On or after the date Nasdaq Stockholder Approval is obtained, if we issue or sell, or we publicly announce the issuance or sale of, any shares of Common Stock, or convertible securities or options issuable or exchangeable into Common Stock (a “New Issuance”), under which such Common Stock is sold for a consideration per share less than the Conversion Price then in effect, the Conversion Price of the Notes will be adjusted to the New Issuance price in accordance with the formulas provided in the Notes. Any such adjustment will not apply with respect to the issuance of Excluded Securities (as defined in the Notes). Upon Stockholder Approval, the Conversion Price may be further reduced to any amount and for any period of time deemed appropriate by our board of directors.

Beneficial Ownership Limitations Issuance

In addition to the conversion limitations described above, shares of Common Stock may not be issued under the Notes and the Investor may not have the right to any shares of Common Stock otherwise issuable pursuant to the terms of the Note if, after giving effect to the conversion or issuance, the Investor together with its affiliates would beneficially own in excess of 4.99% of the outstanding shares of Common Stock, unless otherwise indicated by an Investor on the Closing Date. At the Investor’s option, the ownership limitation blocker may be raised or lowered to any other percentage not in excess of 9.99%, as applicable, except that any raise will only be effective upon 61-days’ prior notice to us.

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Covenants

We have made certain negative covenants in the Notes, pursuant to which we agreed not to, and will cause each of our subsidiaries not to: (a) incur or guarantee, assume or suffer to exist any indebtedness, other than permitted indebtedness; (b) allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any of our property or assets or any of our subsidiaries other than certain permitted liens; (c) redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents all or any portion of any indebtedness other than the Notes if at the time such payment is due or is otherwise made or, after giving effect to such payment, an Event of Default has occurred and is continuing; (d) redeem, repurchase or declare or pay any cash dividend or distribution on any of its capital stock; (e) redeem or repurchase its equity interests (except on a pro rata basis among all holders thereof); (f) declare or pay any cash dividend or distribution on any of our equity interest or of our subsidiaries; (g) make any changes in the nature of our business nor modify our or any of our subsidiaries’ corporate structure or purpose; (h) encumber, license or otherwise allow any liens on any intellectual property other than certain permitted liens; (i) enter into, renew, extend or be a party to, any transaction or series of related transactions with any affiliate, except in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its subsidiaries than would be obtainable in a comparable arm's length transaction with a person that is not an affiliate thereof; or (j) issue any Notes or any other securities that would cause a breach or default under the Notes or the Warrant.

We have made certain affirmative covenants in the Notes, pursuant to which we agreed to, and will cause each of our subsidiaries to: (a) maintain and preserve its existence, rights and privileges, and become or remain, and cause each of our subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary; (b) maintain and preserve all of its properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its subsidiaries to comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder; (c) maintain all of its intellectual property rights that are necessary or material to the conduct of its business; (d) maintain certain insurance coverage, (e) cause such subsidiary formed on or after the Subscription Date to execute, and deliver to each holder of Notes a guaranty agreement and all other security documents as requested by Required Holders, as applicable, and (f) notify the Investors in writing whenever an Equity Conditions Failure occurs other than with respect to clauses (xi) and (xii) of the definition of “Equity Conditions” set forth above, and simultaneously with the delivery of such notice, file a Current Report on Form 8-K with the SEC to state such fact.

In addition, our net loss (calculated on an accrual basis in accordance with GAAP and adjust by reversing any and all equity or derivative liability gains and losses) in any calendar month shall not exceed $550,000 (the “Monthly Cash Burn Amount”). The Monthly Cash Burn Amount shall not include any of the following: (i) the placement agent fees in connection with the sale of the Notes and Warrants, (ii) our fees and of investor legal counsels in connection with the sale of the Notes and Warrants not to exceed $150,000 in the aggregate, (iii) existing Indebtedness in the amount of $2,866,665 and (iv) outstanding fees of legal counsel not to exceed $350,000. On every fifteenth (15th) day of each calendar month, we are required to deliver a written notice to the Investor certifying whether (x) it has complied with the foregoing and (y) it reasonably expects to comply with the foregoing while the Notes remain outstanding and (ii) in the event we are not able to certify as to clause (x) or (y) above, we shall simultaneously with the delivery of such notice to the Investors, file a Current Report on Form 8-K with the SEC to state such fact.

Events of Default

The Notes contain standard and customary Events of Default including but not limited to: (i) the suspension of the Common Stock from trading on an eligible market for a period of two (2) consecutive trading days or for more than an aggregate of ten (10) trading days in any 365-day period or the failure to maintain the listing of the Common Stock on an eligible market; (ii) failure to make conversions or satisfy notice requirements regarding non-compliance with conversion requests of the Notes; (iii) failure to make payments when due under the Notes; (iv) the occurrence of any default (after lapse of any applicable cure periods) under, redemption of or acceleration prior to maturity of at least an aggregate of $100,000 of our indebtedness or any of our subsidiaries, (v) breaches of representations and warranties in any material respect or breaches of covenants or other terms of the transaction documents that are not cured if can be cured; (vi) a final judgment or judgments for the payment of money aggregating in excess of $100,000, (vii) bankruptcy or insolvency; (viii) any breach or failure in any material respect to comply with the conversion or redemption provisions or covenants in the Notes; (ix) material failure to perform or comply with any material covenant or agreement contained in the Security Agreement; (x) certain customary events of default relating to the security interests and the collateral; (xi) a false or inaccurate certification by the Company that the Equity Conditions are satisfied or that there has been no Equity Conditions Failure or as to whether any Event of Default has occurred; (xii) a Material Adverse Effect has occurred; (xiii) we fail to remove any restrictive legend on any certificate or any shares of Common Stock issued to the holder upon conversion or exercise when required by such securities or the Purchase Agreement, unless otherwise then prohibited by applicable federal securities laws, and any such failure remains uncured for at least five (5) consecutive Trading Days; and (xiv) any default under the other Notes.

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Following an Event of Default, the Investor may require us to redeem all or any portion of the Notes. The redemption amount must immediately be paid in cash at a price equal to the Event of Default Redemption Price.

We must immediately redeem the Notes in cash upon the occurrence of a Bankruptcy Event of Default.

The Event of Default Redemption Price will be computed as a price equal to the greater of (x) 125% of the principal, interest and late charges to be redeemed (the “Conversion Amount”) and (y) the product of (A) the Conversion Amount and (B) the quotient determined by dividing (I) the greatest Closing Price of the Common Stock during the period beginning on the date immediately preceding such Event of Default and ending on the date the Investor delivers the Event of Default Redemption Notice, by (II) the lowest Conversion Price in effect during such period.

Fundamental Transactions

If, at any time while a Note is outstanding, a Fundamental Transaction (as defined in the Notes) occurs or is consummated, then, upon any subsequent conversion of the Note, the Investor shall have the right to receive, for each share of Common Stock that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, at the option of the Investor, the number of shares of Common Stock of the successor or acquiring corporation or of us, if we are the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Note is convertible immediately prior to such Fundamental Transaction. The definition of Fundamental Transactions includes, but is not limited to, mergers, a sale of all or substantially all of our assets, certain tender offers and other transactions that result in a Change of Control (as defined in the Notes).

The Notes require us to cause any successor entity involved in a Change of Control in which we are not the survivor to assume in writing all of our obligations under the Notes.

Further, in connection with a Change of Control, a noteholder may require us to redeem all or any portion of each Convertible Note. The Change of Control redemption price per share will equal the greater of (x) 125% of the Conversion Amount being redeemed and (y) the product of (A) the Conversion Amount being redeemed and (B) the quotient determined by dividing (I) the greatest Closing Price of the shares of Common Stock during the period beginning on the date immediately preceding the earlier to occur of (x) the consummation of the Change of Control and (y) the public announcement of such Change of Control and ending on the date the Holder delivers the Change of Control Redemption Notice, by (II) the lowest Conversion Price in effect during such period.

Security Agreement and Guarantee Agreement

We and each of our current and future subsidiaries (collectively, the “Grantors”) also entered into a Security Agreement (the “Security Agreement”) with Anson Investments Master Fund LP, as collateral agent (the “Collateral Agent”), and the Investors. Pursuant to the Security Agreement, the Investors were granted a first priority perfected security interest in all personal property of the Grantors (except for interests in Llama Production, LLC) to secure all of our obligations under the Purchase Agreement, the Notes, the Warrants, the Investor Notes, the Investor Note Purchase Agreement (as defined below), the Master Netting Agreement, the Guarantee Agreement (as defined below), the Lock-Up Agreements, the Voting Agreement and the other Transaction Documents (as defined in the Purchase Agreement) (collectively, the “Transaction Documents”). In addition, in connection with the Security Agreement, certain of our subsidiaries (the “Guarantors”) executed a guarantee agreement (the “Guarantee Agreement”), pursuant to which the Guarantors agreed to guarantee and act as surety for the payment of the Notes and other of our obligations under the Transaction Documents. The Notes will rank senior to all of the outstanding and future indebtedness of us and our subsidiaries except with respect to indebtedness of Llama Productions LLC until all of our obligations under the Notes are paid in full.

Investor Warrant

In addition to the Notes, we issued the 5-year Warrants for the purchase of an aggregate of 65,476,190 shares of Common Stock (the “Warrant Shares”), at an exercise price of $0.26 per share, provided, however, that immediately following the Stockholder Approval, the exercise price shall be reduced to equal $0.21. Upon Stockholder Approval, the exercise price of the Warrants may be further reduced to any amount and for any period of time deemed appropriate by our board of directors. The number of Warrant Shares and exercise price are each subject to adjustment provided under the Warrants. If, at the time of exercise of the Warrant, there is no effective registration statement registering, or no current prospectus available for, the issuance of the Warrant Shares to the Investor, then the Warrant may also be exercised, in whole or in part, by means of a “cashless exercise”. The Warrant may not be exercised if, after giving effect to the exercise the Investor, together with its Attribution Parties (as defined in the Warrant), would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of the Warrant Shares. At the Investor’s option, the ownership limitation blocker may be raised or lowered to any other percentage not in excess of 9.99%, as applicable, except that any raise will only be effective upon 61-days’ prior notice to us.

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On or after the date Stockholder Approval is obtained, if we issue or sell, or we publicly announce the issuance or sale of, any shares of Common Stock, or convertible securities or options issuable or exchangeable into Common Stock (a “New Issuance”), under which such Common Stock is sold for a consideration per share less than the exercise price then in effect, the exercise price of the Warrant will be adjusted to the New Issuance price in accordance with the formulas provided in the Warrant. Any such adjustment will not apply with respect to the issuance of Excluded Securities (as defined in the Warrant). Upon any adjustment to the exercise price, the number of Warrant Shares that may be purchased upon exercise of the Warrant will be increased or decreased proportionately, so that after such adjustment the aggregate exercise price payable for the adjusted number of Warrant Shares will be the same as the aggregate exercise price in effect immediately prior to such adjustment. In addition, if we enter into a Fundamental Transaction (as defined in the Warrants) at any time that a Warrant is outstanding, then, upon any subsequent exercise of the Warrant, the Investor will have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which the Warrant is exercisable immediately prior to such Fundamental Transaction, provided, further, that if holders of Common Stock are not offered or paid any consideration in such Fundamental Transaction, such holder of Common Stock will be deemed to have received common stock of the successor entity (which entity may be us following such Fundamental Transaction) in such Fundamental Transaction.

Investor Notes

The Investor Notes were issued pursuant to an Investor Note Purchase Agreement between us and the Investors (the “Investor Note Purchase Agreement”) and are payable in full on March 11, 2060. The Investor’s obligation to pay us the Investor Notes Principal pursuant to the Investor Notes is to be secured by $4,000,000, in the aggregate, in cash, cash equivalents, any Group of Ten (“G10”) currency and any notes or other securities issued by any G10 country. We will receive the applicable portion of the Investor Notes Principal then due upon each voluntary or mandatory prepayment of the Investor Notes. The Investors may, at their option and at any time, voluntarily prepay the Investor Notes, in whole or in part. The Investor Notes are also subject to mandatory prepayment, in whole or in part, upon the occurrence of one or more of the following mandatory prepayment events:

(1) Mandatory Prepayment upon Conversion of Notes – At any time (i) if we receive a conversion notice from an Investor in which all, or any part of the Notes to be converted included any Restricted Principal (as defined therein), and (ii) the Investor receives a confirmation from our transfer agent that it has been irrevocably instructed by us to deliver to the Investor the shares of Common Stock to be issued pursuant to the conversion notice, then such Investor will be required to prepay the Investor Note, on a dollar-for-dollar basis, for each conversion of any Restricted Principal of a Note held by the Investor.

(2) Forced Mandatory Prepayment – We may require an Investor to prepay the Investor Notes by delivering a mandatory prepayment notice to the Investor, subject to (i) certification by us in writing to the Investor on or after the date that the shares issuable upon conversion in full of the Notes (ignoring for such purpose any conversion limitations therein) can be sold, assigned or transferred pursuant to Rule 144 and prior to the eighteen-month anniversary of the Closing Date, and (ii) the simultaneous filing of such certification with the SEC as an exhibit attached to a Current Report on Form 8-K that (a) the Cash Burn Milestone has been met, (b) Stockholder Approval has been obtained (the covenants in (a) and (b), the “Mandatory Covenants”), and (c) no Event of Default, or event that with the passage of time or giving of notice would constitute an Event of Default, then exists. Notwithstanding the foregoing, we shall not deliver a Forced Mandatory Prepayment Notice unless we simultaneously (i) deliver a Forced Mandatory Prepayment Notice (as defined in each other Investor Note), pro rata, to each other Investor (as defined in each other Investor Note) and (ii) file the Forced Mandatory Prepayment Notice with the SEC as an exhibit attached to a Current Report on Form 8-K.

The Investor Notes also contains certain offset rights of us and the Investors, which if exercised, would reduce the amount outstanding under the Notes and the Investor Notes by the same amount and, accordingly, the cash proceeds received by us from the Investors pursuant to the Financing. These offset rights are triggered by specific occurrences that could jeopardize an Investor’s investment and include the following:

•	Optional Offset Right – if we have not satisfied the Mandatory Covenants in accordance with their terms or (II) at any time on or after the occurrence of an Event of Default (as defined in the Note), a Change of Control (as defined in the Note) or a Company Optional Redemption (as defined in the Note), each Investor is entitled to satisfy and cancel any principal and related accrued and unpaid interest and any other amounts owed by such Investor to us under such Investor’s Investor Note (and under the Note Purchase Agreement, the Notes and the Purchase Agreement (together with the Investor Notes, the “Underlying Agreements”)) by cancelling an equal amount of principal amount under such Investor’s Note (or any amounts owed by us to such Investor under the Underlying Agreements).

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•	Optional Offset upon Investor Event of Default – If we accelerate the debt owed by an Investor to us under such Investor’s Investor Note after an Investor event of default thereunder, in lieu of making any payment under the Investor Note in cash, such Investor is entitled to satisfy and cancel all or any part of the principal owed by such Investor to us under such Investor’s Investor Note by the concurrent cancellation of an equal amount owed under the related Notes, provided that no default netting shall occur with respect to any Mandatory Prepayment Amount that the Investor fails to properly prepay in violation of the Investor Note.

•	Automatic Offset at Maturity – On the maturity date of an Investor Note, the outstanding principal amount owed by an Investor to us under such Investor Note shall be satisfied and cancelled in exchange for the cancellation of an equal amount owed to us to such Investor under the related Note.

•	Automatic Offset Upon Prohibited Transfer of an Investor Note – Upon the occurrence of a Prohibited Transfer (as defined in the Investor Note), then, (i) all of the outstanding principal of such Investor Note will be automatically deemed satisfied in full and cancelled, and (ii) 75% of the remaining Restricted Principal under the related Note will be automatically cancelled (with the remaining 25% of the Restricted Principal of such Investor’s Note automatically becoming unrestricted principal thereunder).

Upon any of the foregoing offsets, any accrued and unpaid interest under the Investor Notes will be automatically cancelled with respect to the portion of the principal of the Investor Notes being offset and cancelled.

If any provision of an Investor Note is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction or other similar authority, such Investor Note will be automatically terminated and all remaining payment obligations hereunder of the Investor to us shall be automatically cancelled.

Master Netting Agreement

At the closing, we and the Investors entered into a Master Netting Agreement (the “Master Netting Agreement”) for the purpose of clarifying for each party its right to offset obligations that may arise under the Purchase Agreement, the Investor Note, the Notes and the Investor Note Purchase Agreement upon the occurrence of certain events, including as described above.

Voting Agreement

As a condition to closing the Financing, existing stockholders representing an aggregate of 10,035,861 shares (or approximately 40%) of our outstanding Common Stock (collectively, the “Principal Stockholders”), have executed Voting Agreements with us. Pursuant to the Voting Agreement, the Principal Stockholders agree to vote all of their shares of Common Stock in favor of our issuance of the securities at the annual meeting.

Lockup Agreement

As a condition to closing the Financing, the Principal Stockholders have executed a Lockup Agreement with us. Pursuant to the Lockup Agreement, the Principal Stockholders agreed that from the date thereof until ninety (90) days following the one year anniversary of the Closing Date, each Principal Stockholder will not and will cause all affiliates (as defined in Rule 144 promulgated under the 1933 Act) of the Principal Stockholder, or any person with whom the Principal Stockholder or any affiliate of the Principal Stockholder is acting as a group, not to, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase, make any short sale or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement), or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities and Exchange Act of 1934, as amended and the rules and regulations of the SEC promulgated thereunder with respect to any shares of Common Stock or Common Stock Equivalents owned directly by the Principal Stockholder (including holding as a custodian) or with respect to which the Principal Stockholder has beneficial ownership within the rules and regulations of the SEC (collectively, the “Principal Stockholder’s Shares”), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Principal Stockholder’s Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of shares of Common Stock or other securities, in cash or otherwise, (iii) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any shares of Common Stock or Common Stock Equivalents or (iv) publicly disclose the intention to do any of the foregoing.

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Placement Agent

The Special Equities Group, LLC, a division of Bradley Woods & Co. Ltd., acted as the exclusive placement agent for the transaction (the “Placement Agent”) pursuant to the terms of an Engagement Letter, dated March 10, 2020, between the Company and the Placement Agent. At the closing, we paid the Placement Agent a cash fee of $700,000 and will pay an additional cash fee of $400,000 if we receive the additional funding from the prepayment of the Investor Notes by the Investors. We paid the Placement Agent warrants to purchase 6,547,619 shares of Common Stock at an initial exercise price of $0.26 per share at closing, which were in the same form as the Warrants issued to the Investors (collectively, the “Placement Agent Warrants”).

Other Terms

The Purchase Agreement, the Notes, the Security Agreement, the Guarantee Agreement, the Warrants, the Investor Notes, the Investor Note Purchase Agreement and the Master Netting Agreement contain customary provisions for agreements and documents of this nature, such as representations, warranties, closing conditions, covenants, and indemnification and contribution obligations, as applicable. The foregoing descriptions of the Purchase Agreement, the Notes, the Security Agreement, the Guarantee Agreement, the Warrants, the Placement Agent Warrants, the Investor Notes, the Investor Note Purchase Agreement and the Master Netting Agreement do not purport to describe all of the terms and provisions thereof and are qualified in their entirety by reference to the Purchase Agreement, the combined form of Notes, the form of Security Agreement, the form of Guarantee Agreement, the form of Warrant, the form of Placement Agent Warrant, the form of Investor Note, the form of Investor Note Purchase Agreement and the form of Master Netting Agreement which are filed as Exhibits 10.1, 4.1, 10.2, 10.3, 4.3, 4.4, 4.2, 10.4 and 10.5, respectively, to our Current Report on Form 8-K, filed with the SEC on March 11, 2020, and are incorporated herein by reference.

Effect of Issuance of Securities

The potential issuance of  (i) 65,476,191 shares of Common Stock issuable upon conversion of the Notes at a conversion price of  $0.21 per share, plus the potential issuance of additional shares of Common Stock in connection with the payment of Installment Amounts at the Market Price (each as defined above) and pursuant to the anti-dilution price protection and voluntary adjustment provisions contained in the Notes, (ii) 65,476,191 shares of Common Stock underlying the Warrants at the reduced exercise price of $0.21, plus the potential issuance of additional shares of Common Stock pursuant to the anti-dilution price protection and voluntary adjustment provisions contained in the Warrants, (iii) 6,547,619 shares of Common Stock underlying the Placement Agent Warrants at the reduced exercise price of $0.21, plus the potential issuance of additional shares of Common Stock pursuant to the anti-dilution price protection and voluntary adjustment provisions contained in the Placement Agent Warrants, and (iv) an aggregate of 8,715,229 shares of Common Stock upon the exercise of existing warrants to purchase Common Stock held by the Investors at the reduced exercise price of $0.21 per share, in each case, that are the subject of this Proposal 2, would result in a substantial increase in the number of shares of Common Stock outstanding, and our stockholders will incur significant dilution of their percentage ownership to the extent that the Notes are converted into shares of Common Stock or if the warrants are exercised or additional shares of Common Stock are issued or issuable pursuant to the anti-dilution terms or upon the voluntary adjustment by our Board of Directors of the Notes or Warrants. Because of potential adjustments to the number of shares of Common Stock issuable upon conversion of the Notes and exercise of the warrants in connection with the Financing, the exact magnitude of the dilutive effect of the Financing cannot be conclusively determined. However, the dilutive effect may be substantial and material to our current stockholders.

With respect to reduction of the exercise price to $0.21 per share for the existing warrants to purchase Common Stock held by the Investors, the following table sets forth the issuance date, number of warrants and current exercise prices of each of such warrants that will have their exercise prices reduced to $0.21 upon Stockholder Approval.

Date of Issuance of Warrants	Number of Warrants to Purchase Shares of Common Stock	Current Exercise Price of Warrants
11/03/2	166,667	$3.30
2/10/17	681,312	$5.30
1/10/18	495,000	$3.00
8/17/18	159,950	$3.00
2/19/19	1,763,670	$2.55
7/22/19	1,681,668	$1.14
10/28/19	477,474	$0.76
12/17/19	3,471,135	$0.30

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Proposal to Approve Financing Transaction

Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving (i) the sale, issuance or potential issuance by us of our common stock (or securities convertible into or exercisable for our common stock) at a price less than the “Minimum Price” as defined in the Nasdaq Listing Rules which equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale, issuance or potential issuance by us of our common stock (or securities convertible into or exercisable for our common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the “Minimum Price” as defined in the Nasdaq Listing Rules.

Effectively, Stockholder Approval of this Proposal No. 2 is one of the conditions for us to receive the additional $4 million upon prepayment of the Investor Notes. As described above, the terms of the Investor Notes require each Investor to prepay its Investor Notes under certain circumstances upon the satisfaction of certain conditions, one of which is that certain “Mandatory Covenants” (as defined in the Notes and described above) are satisfied. A failure to obtain such Stockholder Approval would constitute a failure to comply with the Mandatory Covenants. If we have not been in compliance with the Mandatory Covenants at the time a mandatory prepayment of the Investor Notes otherwise would be required, we will not receive any payments under the Investor Notes, unless the Investors either waive such failure to comply or voluntarily prepay the Investor Notes. As a result of the foregoing, we may not realize the full $11 million arranged for in the Financing, which could jeopardize our ability to fund production of our animated series and execute our business plan.

The initial conversion price of the Notes and the initial exercise prices of the Warrants and the Placement Agent Warrants at the time of issuance were, and currently are, equal to or greater than the “Minimum Price” as defined in the Nasdaq Listing Rules. We priced the Financing in this manner to maximize the amount of capital we could raise in a private placement and have immediately available to us under the Nasdaq Listing Rules. However, as is common in convertible note transactions of the type of the Financing, the Investors negotiated for anti-dilution protection, conversion and exercise price resets and other potential reductions of the initial conversion price of the Notes and the initial exercise prices of the Warrants and the Placement Agent Warrants, as described below, subject to Stockholder Approval. These provisions are intended to protect the Investors from future decreases in the market price of our Common Stock to encourage conversion of the Notes, thereby reducing the likelihood that we have to repay the Notes with cash, and encourage the exercise of the Warrants and the Placement Agent Warrants.

To comply with the Nasdaq Listing Rules, the terms of the Notes, the Warrants and the Placement Agent Warrants provide that, without Stockholder Approval, the conversion price of the Notes may not be reduced below the initial conversion price of $1.375 per share and the exercise prices of the Warrants and the Placement Agent Warrants may not be reduced below the initial exercise price of $0.26 per share. In addition, we need Stockholder Approval under the Nasdaq Listing Rules to reduce the exercise price of existing warrants held by the Investors to $0.21 per share. As of March __, 2020, the last closing price of our Common Stock was $___ per share. We believe that it is unlikely that holders of Notes will convert the Notes into shares of Common Stock if the market price of our Common Stock is equal to or less than the conversion price of the Notes. In addition, we believe that it is unlikely that holders of the Warrants, Placement Agent Warrants and existing warrants will exercise such warrants for shares of Common Stock if the market price of our Common Stock is equal to or less than the current exercise price of those warrants. Therefore, unless the market price of our Common Stock increases in the future, we believe that it is unlikely that holders of Notes will convert the Notes into shares of Common Stock or warrant holders will exercise their warrants unless our shareholders approve this Proposal No. 2. If the Note holders do not convert the Notes into shares of Common Stock, we will be required to repay the Notes with cash at maturity on September 30, 2021 (including the applicable original issue discount) unless we are able to renegotiate the terms of the Notes with the Investors, for example, to extend the maturity date or convert the Notes into shares of Common Stock at some more favorable rate to the Investors, which would be dilutive to our shareholders, subject to applicable Nasdaq Listing Rules.

We currently do not have sufficient cash to repay the Notes with cash at maturity and there can be no assurance that we will be successful in renegotiating the terms of the Notes. If we are required to repay the Notes with cash at maturity and our funds are insufficient to do so, we would be forced to attempt to raise capital in a financing transaction, which, if available to us, we expect could be even more dilutive to our shareholders than the Financing. There can be no assurance that we will be able to do so.

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Further, we do not believe that the holders of the Warrants or the Placement Agent Warrants will exercise their respective warrants unless the exercise price is less than the applicable market price of our Common Stock. If the holders of the Warrants and the Placement Agent Warrants do not exercise their warrants for cash, we will not receive any funds from those warrants.

Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our common stock outstanding, and, as a result, our current stockholders will own a significantly smaller percentage of our outstanding shares of Common Stock.

Future issuances of shares of our Common Stock upon conversion of the Notes or the exercise of the Warrants in connection with the Financing, if any, may cause a significant reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance or resale of Common Stock issued to the Investors could cause the market price of our common stock to decline. In addition to the foregoing, the increase in the number of issued shares of Common Stock in connection with the Financing may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares of Common Stock could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us, as defined by Nasdaq Listing Rule 5635(b), without seeking and obtaining separate stockholder approval. We are not required to obtain stockholder approval for the Financing Transaction under Nasdaq Listing Rule 5635(b) because the Note and Warrant holders have agreed that, for so long as they hold any shares of our Common Stock, neither they nor any of their affiliates will acquire shares of our Common Stock which result in them and their affiliates, collectively, beneficially owning or controlling more than either 4.99% or 9.99% (depending on the election of each Investor) of the total outstanding shares of our Common Stock.

Consequences of Not Approving this Proposal

After extensive efforts to raise capital on more favorable terms, we believed that the Financing was the only viable financing alternative available to us at the time and we believe that the benefits of the approval of this Proposal No. 2 exceed the potential dilutive effects and related risks and other consequences described above. Before consummating the Financing, our management and board of directors considered alternative financing transactions and determined that the Financing was the only viable option that would permit us to repay our existing outstanding convertible notes and fund our operating needs. Our ability to fund production of our animated series and succeed on our business plans and ultimately generate value for our shareholders is dependent on our ability to maximize capital raising opportunities and reduce our cash outlays, such as through the Financing and approval of this Proposal No. 2. If our shareholders do not approve this Proposal No. 2, we will not receive the second $4 million arranged for in the Financing upon prepayment of the Investor Notes and we will likely be unable to repay the Notes upon the maturity date. If that were to occur, we would likely have to file for bankruptcy.

Vote Required and Board of Directors’ Recommendation

Nasdaq Listing Rule 5635(d) generally requires us to obtain stockholder approval prior to issuing more than 20% of our outstanding shares of Common Stock under the Financing. The affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the annual meeting is required to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock upon conversion, exercise, exchange or otherwise pursuant to the terms of that certain Securities Purchase Agreement dated March 11, 2020 by and among Genius Brands International, Inc. and the investors listed on the Schedule of Buyers thereto, and the related convertible notes and warrants to purchase common stock issued pursuant thereto and the warrants to purchase common stock issued to the placement agent (including upon the operation of  anti-dilution provisions, voluntary adjustment provisions and/or the reduction of conversion prices and exercise prices). Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

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In connection with the entry into the Purchase Agreement, the Investors that are current shareholders and who hold approximately 40% of the outstanding shares of Common Stock prior to entry into the Purchase Agreement agreed with the Company to vote all shares of Common Stock held by them or their affiliates that are eligible to be voted to obtain approval of Proposal No. 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ISSUANCE OF SHARES OF OUR COMMON STOCK UNDERLYING THE CONVERTIBLE NOTES AND WARRANTS, IN AN AMOUNT EQUAL TO OR IN EXCESS OF 20% OF OUR COMMON STOCK OUTSTANDING BEFORE THE ISSUANCE OF SUCH CONVERTIBLE NOTES AND WARRANTS, IN SATISFACTION OF THE NASDAQ LISTING RULE 5635(d), INCLUDING THE APPROVAL OF THE ANTI-DILUTION PROTECTIONS, VOLUNTARY ADJUSTMENT PROVISIONS AND/OR THE REDUCTION OF CONVERSION PRICES AND EXERCISE PRICES CONTAINED IN SUCH CONVERTIBLE NOTES AND WARRANTS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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TO AUTHORIZE AND APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(C), THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION, EXERCISE, EXCHANGE OR OTHERWISE TO ANDY HEYWARD, OUR CHAIRMAN OF THE BOARD OF DIRECTORS AND CHIEF EXECUTIVE OFFICER, PURSUANT TO THE TERMS OF THAT CERTAIN SECURITIES PURCHASE AGREEMENT DATED MARCH 11, 2020 BY AND AMONG GENIUS BRANDS INTERNATIONAL, INC. AND THE INVESTORS LISTED ON THE SCHEDULE OF BUYERS THERETO, AND THE RELATED CONVERTIBLE NOTES AND WARRANTS TO PURCHASE COMMON STOCK ISSUED PURSUANT THERETO (INCLUDING UPON THE OPERATION OF  ANTI-DILUTION PROVISIONS, VOLUNTARY ADJUSTMENT PROVISIONS AND/OR THE REDUCTION OF CONVERSION PRICES AND EXERCISE PRICES) (PROPOSAL NO. 3)

(Notice Item 3)

Background and Description of Proposal

General

As described in Proposal No. 2 above, on March 11, 2020, the Company entered into the Purchase Agreement with the Investors. Andy Heyward, our Chief Executive Officer and Chairman of the Board of Directors, is an Investor under the Purchase Agreement and invested $1 million in the Financing. The issuance of shares of Common Stock to Mr. Heyward upon the conversion, exercise, exchange or otherwise, of the Note and Warrant purchased by Mr. Heyward (the “D&O Private Placement Issuance”) requires Stockholder Approval.

Purpose and Background for Stockholder Approval

Our Common Stock is listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Stock Market Rules. Nasdaq Listing Rule 5635(c) requires Stockholder Approval for certain equity compensation arrangements involving equity compensation by a company to its officers, directors, employees, or consultants, pursuant to which stock may be acquired. Under Nasdaq interpretations of Nasdaq Listing Rule 5635(c), such issuance of Common Stock issuable upon conversion, exercise, exchange or otherwise, in a private placement at a price less than the market value of the stock is considered a form of “equity compensation” and requires Stockholder Approval. For this purpose, market value is the closing bid price immediately preceding the time the company enters into a binding agreement to issue the securities.

Consequently, in order to comply with Nasdaq Listing Rule 5635(c), we are seeking Stockholder Approval of the issuance of shares of our Common Stock upon conversion, exercise, exchange or otherwise to Andy Heyward, our Chief Executive Officer and Chairman of the Board of Directors, pursuant to the terms of the Securities Purchase Agreement, and the related Notes and Warrants to purchase common stock issued pursuant thereto (including upon the operation of  anti-dilution provisions, voluntary adjustment provisions and/or the reduction of conversion prices and exercise prices) (the “D&O Private Placement Issuance”). A vote “FOR” Proposal No. 3 will constitute approval of the D&O Private Placement Issuance.

Interests of Certain of the Company’s Directors, Officers and Employees in the Proposal

Andy Heyward is our Chief Executive Officer and Chairman of the Board of Directors. As an Investor in the Financing, Mr. Heyward will benefit in that his existing convertible notes in the principal amount of $_______ that he held was repaid out of the proceeds received at closing, he will continue to earn compensation as the Chief Executive Officer of the Company and he will be able to benefit in the same manner as the other Investors pursuant to the terms of the Purchase Agreement, the Notes and the Warrants.

Potential Effects of Approving Proposal No. 3

The same potential effects described in Proposal No. 2 above would be applicable to the approval of Proposal No. 3, except only with respect to the $1 million invested by Mr. Heyward.

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Voting Agreements with the Company

In connection with the entry into the Purchase Agreement, the Investors that are current shareholders and who hold approximately 40% of the outstanding shares of Common Stock prior to entry into the Purchase Agreement agreed with the Company to vote all shares of Common Stock held by them or their affiliates that are eligible to be voted to obtain approval of Proposal No. 3.

Vote Required and Board of Directors’ Recommendation

Approval of Proposal No. 3 requires the affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the annual meeting to approve the issuance of shares of Common Stock upon conversion, exercise, exchange or otherwise to Mr. Heyward, pursuant to the terms of the Purchase Agreement, and the related Notes and Warrants to purchase Common Stock issued pursuant thereto.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION, EXERCISE, EXCHANGE OR OTHERWISE TO ANDY HEYWARD, OUR CHAIRMAN OF THE BOARD OF DIRECTORS AND CHIEF EXECUTIVE OFFICER, IN CONNECTION WITH THE ENTRY INTO THE PURCHASE AGREEMENT, IN SATISFACTION OF THE NASDAQ LISTING RULE 5635(c), AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE FROM 233,333,334 SHARES TO 500,000,000 SHARES THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED AND THE TOTAL AUTHORIZED SHARES (PROPOSAL NO. 4)

(Notice Item 4)

The Board of Directors has determined that it is advisable to increase our authorized Common Stock from 233,333,334 shares to 500,000,000 shares and to increase the total number of authorized shares of capital stock from 243,333,334 shares to 510,000,000 shares, and has voted to recommend that the stockholders adopt an amendment to our Articles of Incorporation effecting the proposed increase (the “Share Increase Amendment”). The full text of the proposed amendment to the Articles of Incorporation is attached to this proxy statement as Appendix B.

Overview

The Articles of Incorporation currently authorizes the issuance of 233,333,334 shares of Common Stock, and 10,000,000 shares of preferred stock, par value $0.001 per share. The Board approved the Share Increase Amendment, which amends Article IV of the Articles of Incorporation to increase the number of authorized shares of common stock from 233,333,334 shares to 500,000,000 shares and, correspondingly, to increase the total number of shares of all classes of capital stock that the Company has authority to issue from 243,333,334 to 510,000,000 shares.

The proposed Share Increase Amendment would amend sections 4.01 and 4.02 of Article IV of the Articles of Incorporation, respectively, to read in their entirety as follows:

“4.01 Authorized Capital Stock The total number of shares of stock this Corporation is authorized to issue shall be five hundred ten million (510,000,000) shares. This stock shall be divided into two classes to be designated as “Common Stock” and “Preferred Stock.”

4.02 Common Stock The total number of authorized shares of Common Stock shall be five hundred million (500,000,000) shares with par value of $0.001 per share. Each share of Common Stock when issued, shall have one (1) vote on all matters presented to the stockholders.”

As of March 29, 2020, there were:

•	29,592,229 shares of Common Stock were issued and outstanding (excluding treasury shares);

•	2,047,619 shares of Common Stock underlying the Series A Convertible Preferred Stock;

•	62,630,757 shares of Common Stock underlying outstanding warrants;

•	928,263 shares of Common Stock underlying registered warrants;

•	1,289,866 shares of Common Stock underlying outstanding options granted;

•	877,801 shares reserved for issuance under our Genius Brands International, Inc. Amended 2015 Incentive Plan;

•	10,000,000 shares of Common Stock issuable upon conversion of the Notes at an initial conversion price of $1.375 per share;

•	65,476,191 shares of Common Stock issuable to the Investors upon receipt of stockholder approval and conversion of the Notes at a conversion price of $0.21 per share, plus the potential issuance of additional shares of Common Stock in connection with the payment of Installment Amounts at the Market Price (each as defined above in Proposal No. 2) and pursuant to the anti-dilution price protection and voluntary adjustment provisions contained in the Notes;

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•	65,476,191 shares of Common Stock underlying the Warrants issuable upon receipt of stockholder approval at the reduced exercise price of $0.21, plus the potential issuance of additional shares of Common Stock pursuant to the anti-dilution price protection and voluntary adjustment provisions contained in the Warrants;

•	6,547,619 shares of Common Stock underlying the Placement Agent Warrants issuable upon receipt of stockholder approval at the reduced exercise price of $0.21, plus the potential issuance of additional shares of Common Stock pursuant to the anti-dilution price protection and voluntary adjustment provisions contained in the Placement Agent Warrants; and

•	an aggregate of 8,715,229 shares of Common Stock upon the exercise of existing warrants to purchase Common Stock held by the Investors at the reduced exercise price of $0.21 per share.

As a result, we may not have enough shares of common stock available for future issuance. Further, if stockholder approval is obtained for Proposals 2 and 3, 146,215,230 shares of common stock would be issuable upon the conversion of the Notes at the reduced conversion price of $0.21, and the exercise of the Warrants, Placement Agent Warrants and existing warrants to purchase Common Stock held by the Investors at the reduced exercise price of $0.21, and such amount could be higher to the extent there are future dilutive issuances at lower prices. The lack of authorized shares of common stock available for issuance could unnecessarily limit or delay our ability to pursue future financings, acquisitions and other transactions. We could also be limited in its ability to effectuate future stock splits or stock dividends.

Background and Purpose of the Share Increase Amendment

The Board believes it is in the Company’s and the Company’s stockholders’ best interest to increase the number of authorized shares of common stock to 500 million in order to ensure that additional shares of common stock are available for general corporate purposes, which may include:

●	raising capital through sales of equity securities (issuances of shares of common stock or debt or equity securities that are convertible into common stock);

●	establishing strategic relationships with other companies;

●	providing equity incentives to employees, officers or directors;

●	acquiring other businesses or assets;

●	declaring stock dividends or effecting stock splits; and

●	achieving other corporate purposes.

Other than as described above, we currently do not have any plan to issue shares of Common Stock. The Board believes the additional authorized shares of Common Stock should be available for financing and other corporate purposes, without the potential expense and delay incident to obtaining stockholder approval for a particular financing or other issuance.

Effects of the Proposed Share Increase Amendment

The additional shares of authorized common stock would be identical to the shares of Common Stock now authorized and outstanding, and the Share Increase Amendment would not affect the rights of current holders of common stock. Any issuances of additional shares of Common Stock, however, could adversely affect the existing holders of shares of Common Stock by diluting their ownership, voting power and earnings per share and book value per share with respect to such shares.

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The current holders of Common Stock do not have preemptive rights to purchase any shares of Common Stock that may be issued and the Board has no plans to grant such rights with respect to any such shares. The Company is currently authorized to issue up to ten million shares of preferred stock, of which 6,000 shares have been designated as 0% Series A Convertible Preferred Stock and 430 shares of 0% Series A Convertible Preferred Stock are outstanding. The Board has the authority to determine the price, rights, preferences, privileges and restrictions, including voting rights and the right to convert any preferred stock into shares of common stock, of the unissued shares of preferred stock without any further vote or action by the stockholders. The rights of the holders of common stock will be subject to, and may be harmed by, the rights of the holders of any additional series of preferred stock that may be issued in the future. The proposed Share Increase Amendment will not affect this authorization.

As a general matter, the Board would be able to issue or reserve for issuance the additional shares of Common Stock in its discretion from time to time, without further action or approval of the Company’s stockholders, subject to and as limited by applicable law, regulation and the rules or listing requirements of any then applicable securities exchange.

Possible Anti-Takeover Effects of the Share Increase Amendment

The Board is unaware of any specific effort to obtain control of the Company and therefore has no present intention of using the proposed increase in the number of authorized shares of common stock as an anti-takeover device. However, the Company’s authorized but unissued Common Stock could (within the limits imposed by applicable law, regulation and the rules or listing requirements of any then applicable securities exchange) be issued in one or more transactions that could make a change of control much more difficult and therefore more unlikely.

If this proposal is approved, we will not solicit further authorization by vote of the stockholders for the issuance of the additional shares of common stock proposed to be authorized, except as required by law, regulatory authorities or rules of The Nasdaq Stock Market or any other stock exchange on which our shares may then be listed. The issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power.

The affirmative vote of a majority of our total issued and outstanding voting capital stock is required to approve the amendment to our Articles of Incorporation to effect the proposed increase in our authorized shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR ARTICLES OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL NO. 5)

(Notice Item 5)

The Audit Committee has appointed Squar Milner LLP, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2020. The Board proposes that the stockholders ratify this appointment. Squar Milner LLP audited our financial statements for the fiscal year ended December 31, 2019. We expect that representatives of Squar Milner LLP will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint Squar Milner LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Squar Milner LLP and concluded that Squar Milner LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2020.

The following table sets forth fees billed to us by our independent registered public accounting firm for the years ended December 31, 2019 and 2018 for (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services rendered that are reasonably related to the performance of the audit or review of our financial statements that are not reported as audit fees, and (iii) services rendered in connection with tax preparation, compliance, advice and assistance.

	2019	2018
Audit Fees	$107,500	$95,000
Audit-Related Fees	–	–
Tax Fees	10,150	13,501
Other Fees	–	–
Total Fees	$117,650	$108,501

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.       Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.       Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.       Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.       Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

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The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of Squar Milner LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

The affirmative vote of a majority of the shares cast affirmatively or negatively at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.

The Board Of Directors Recommends A Vote To Ratify The Appointment Of SQUAR MILNER LLP As Our Independent Registered Public Accounting Firm. Proxies Solicited By The Board Will Be Voted In Favor Of Such Ratification Unless A Stockholder Indicates Otherwise On The Proxy.

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ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT (PROPOSAL NO. 6)

(Notice Item 6)

We are seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended, on the approval of the compensation of our named executive officers as described in the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers Andy Heyward, Robert L. Denton and Michael Jaffa and the next such advisory vote will occur at the 2023 Annual Meeting of Stockholders.

Our compensation philosophy is designed to align each executive’s compensation with the Company’s short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies.

In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2020 annual meeting:

“RESOLVED, that the compensation paid to the named executive officers of Genius Brands International, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve, on an advisory basis, this resolution.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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CODE OF CONDUCT AND ETHICS

We have adopted a Corporate Code of Conduct and Ethics and Whistleblower Policy that applies to all of our officers, directors and employees. A copy of the Code of Conduct and Ethics may be obtained, free of charge, by submitting a written request to the Company or on our website at www.gnusbrands.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be posted on the “Investor Relations-Corporate Governance” section of our website at www.gnusbrands.com or included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2021 annual meeting of stockholders, we must receive stockholder proposals (other than for director nominations) no later than December 13, 2020. To be considered for presentation at the 2021 annual meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than January 27, 2021 and no later than February 26, 2021. However, if the date of the annual meeting is more than 30 days earlier or more than 30 days later than such anniversary date, notice must be received no earlier than 120 days and no later than (i) 90 days prior such annual meeting or (ii) ten calendar days following the date on which public disclosure of the date of the meeting is first made. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement. Proposals that are not received in a timely manner will not be voted on at the 2021 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of the Corporate Secretary at 190 N. Canon Drive, 4th Floor, Beverly Hills, California 90210.

Beverly Hills, California

[_________], 2020

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Appendix A

VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy and log-on using the below control number. Voting will be open until 11:59 pm (ET) on May 14, 2020.

CONTROL #
* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999	VOTE BY MAIL
Mark, sign and date your consent and return it in the envelope we have provided to 18 Lafayette Place, Woodmere, NY 11598.

VOTE DURING THE ANNUAL MEETING
If you would like to vote during the Annual Meeting, please attend the virtual Annual Meeting to be held on May 15, 2020 at 10:00 am PDT.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting of Stockholders - Genius Brands International, Inc.

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FORM OF PROXY CARD

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GENIUS BRANDS INTERNATIONAL, INC.

Annual Meeting of Stockholders

May 15, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders

To Be Held on May 15, 2020

The Proxy Statement and our 2019 annual report on Form 10-K are available at

http://gnusbrands.com/investor-relations

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GENIUS BRANDS INTERNATIONAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Genius Brands International, Inc., a Nevada corporation (the “Company”), revoking all prior proxies, hereby appoints Andy Heyward, Robert L. Denton and Michael Jaffa, and each of them, with full power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote all shares of Common Stock, par value $0.001 per share (the “Common Stock”) of the Company, which the undersigned will be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on May 15, 2020, at 10:00 a.m. PDT at 190 N. Canon Drive, 4th Floor, Beverly Hills, California 90210, and at any adjournment or postponement thereof. Each share of Common Stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5 AND FOR “3 YEARS” IN PROPOSAL 6, AND, IN THE CASE OF OTHER MATTERS THAT LEGALLY COME BEFORE THE MEETING, AS SAID PROXY(S) MAY DEEM ADVISABLE.

Please check here if you plan to attend the Annual Meeting of Stockholders on May 15, 2020 at 10:00 a.m. PDT ☐

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)

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APPENDIX B – TEXT OF CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

FORM OF

CERTIFICATE OF AMENDMENT TO

ARTICLES OF INCORPORATION

OF

GENIUS BRANDS INTERNATIONAL, INC.

(Pursuant to NRS 78.385 and 78.390)

Pursuant to the provisions of the Nevada Revised Statutes, Chapter 78, the undersigned officer does hereby certify:

FIRST:	That the name of the Corporation is Genius Brands International, Inc. (the “Corporation”).

SECOND:	That the directors of the Corporation unanimously adopted a resolution on March 30, 2020 which resolution approved an amendment to the Corporation’s Articles of Incorporation (the “Articles”), subject to stockholder approval in accordance with NRS 78.390.

THIRD:	That the stockholders of the Corporation have approved the following amendment to the Articles pursuant to NRS 78.385 and NRS 78.390, such amendment to become effective immediately upon filing with the Nevada Secretary of State:

Sections 4.01 and 4.02 of Article IV of the Corporation’s articles of incorporation is amended to read in full as follows:

4.01 Authorized Capital Stock The total number of shares of stock this Corporation is authorized to issue shall be five hundred ten million (510,000,000) shares. This stock shall be divided into two classes to be designated as “Common Stock” and “Preferred Stock.”

4.02 Common Stock The total number of authorized shares of Common Stock shall be five hundred million (500,000,000) shares with par value of $0.001 per share. Each share of Common Stock when issued, shall have one (1) vote on all matters presented to the stockholders.

IN WITNESS WHEREOF, this Certificate of Amendment to the Articles of Incorporation of Genius Brands International, Inc., is executed as of [__], 2020.

Andy Heyward
Chief Executive Officer

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